SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                              The Japan Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      (1)   Title of each class of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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                               IMPORTANT NEWS FOR
                        THE JAPAN FUND, INC. SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting The Japan Fund, Inc. that will be the subject of a shareholder vote.

                            Q&A: QUESTIONS & ANSWERS

Q.    What is happening?

A. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), The Japan Fund's investment manager, was acquired by Deutsche Bank AG ("Deutsche Bank"). Upon closing of this transaction (the "Transaction"), Scudder became a part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). As a result of the Transaction, The Japan Fund's investment management agreement with Scudder terminated automatically; however, The Japan Fund's Board of Directors (the "Board") approved an interim investment management agreement with DeIM, pursuant to which DeIM has continued to act as investment manager since April 5.

      For the same reason, The Japan Fund's subadvisory agreement between Scudder and Zurich Scudder Investments Japan, Inc. ("ZSIJ") also terminated automatically. The Board approved an interim subadvisory agreement between DeIM and ZSIJ, which became effective on April 5, 2002. Subsequently, ZSIJ was acquired by Deutsche Asset Manager (Japan) Limited ("DeAMJ"), an affiliate of Deutsche Bank, and the Board approved a second interim subadvisory agreement between DeIM and DeAMJ pursuant to which DeAMJ has continued to act as subadvisor since May 2.

      The interim investment management agreement between The Japan Fund and DeIM and the interim subadvisory agreement with DeAMJ (together the "Interim Agreements") will terminate on September 2, 2002. After careful consideration and discussions with the Board, Deutsche Asset Management withdrew its proposal to have DeIM continue to act as The Japan Fund's investment manager. Therefore, the shareholders of The Japan Fund will be asked to approve a new investment advisory agreement with a new investment adviser.

      After due consideration of the factors described in this Proxy Statement, the Board has determined that it is in the best interests of shareholders for The Japan Fund to enter into a new investment advisory agreement with Fidelity Management & Research Company ("FMR"). FMR is the investment advisor to the Fidelity Investments family of mutual funds. As investment advisor to The Japan Fund, FMR would enter into subadvisory agreements with certain affiliates of FMR. The enclosed Proxy Statement gives you additional information on FMR and the proposed new investment advisory agreement and subadvisory agreements as well as certain


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      other matters. If The Japan Fund's shareholders approve the new investment advisory agreement with FMR and the subadvisory agreements with certain
      FMR affiliates, The Japan Fund will enter into an administration agreement with SEI Investments Mutual Funds Services ("SEI"), as The Japan Fund's administrator, and a distribution agreement with SEI Investments Distribution Co. ("SEI Distribution"), as The Japan Fund's distributor, for the administrative and distribution services that were previously provided by Scudder. In addition, the Class A, B and C shares will be redeemed by The Japan Fund on September __, 2002 and The Japan Fund will consist of a single S Share Class. Please see the Q&A relating to Proposal 1 for more information.

Q.    What proposals am I being asked to vote on in the enclosed Proxy
      Statement?

A.    You are being asked to vote on four proposals:

      Proposal 1: To approve the new investment advisory agreement with FMR .

      Proposal 2: To approve new subadvisory agreements with certain FMR affiliates, conditioned upon the approval of Proposal 1.

      Proposal 3: To approve a transitional investment management agreement between the Fund and DeIM and a transitional subadvisory agreement between DeIM and DeAMJ.

      Proposal 4: To elect Directors of the Fund.

Q.    How does the Board recommend that I vote on these proposals?

A. After careful consideration, the members of the Board unanimously recommend that you vote FOR the proposals. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Questions and Answers relating to Proposal 1

Q. Why am I being asked to vote on the proposed new investment advisory agreement with FMR?

A. The Investment Company Act of 1940, which regulates mutual funds in the United States such as The Japan Fund, generally requires shareholder approval of investment advisory agreements with a new advisor.

Q. How will the new investment advisory agreement with FMR and subadvisory agreements with certain FMR affiliates affect me as a shareholder of The Japan Fund?

A.    If you are a Class S shareholder:


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      You will still own the same shares in The Japan Fund, but The Japan Fund will be advised by a different investment advisor, FMR, and administered by a separate fund administrator, SEI. The effect of this new advisory and management structure is described more fully in the enclosed Proxy Statement.

      If you are a holder of Class A, B or C shares:

      You may redeem your Class A, B or C Shares of The Japan Fund at net asset value at any time prior to September 20, 2002, (the "Redemption Date"). If you have not redeemed your Class A, B or C shares prior to the Redemption Date, The Japan Fund will redeem your shares at net asset value on the Redemption Date. The move from four classes of shares to a single Class of shares is intended to simplify The Japan Fund's structure. If your Class A, B or C shares are redeemed prior to the Redemption Date, or mandatorily redeemed on the Redemption Date, the contigent deferred sales charge will be waived . This will normally result in a taxable event for you (except in an IRA or other tax-advantaged account) doe U.S. federal income tax purposes.


      You may choose to use your redemption proceeds to purchase Class S shares of the Japan Fund.If you choose to do so, any loss recognized on your Class A, B or C shares may be disallowed under the "wash sales" rule set forth in Section 1091 of the U.S. Internal Revenue Code . You are urged to confer with your tax consultant on the tax consequences of a redemption of your Class A, B or C shares and purchase of Class S shares, including the potential application of the "wash sales" rules. Please call 1-800-53-JAPAN for more information.

      In addition, you may currently be entitled to exchange your shares of The Japan Fund for shares of other funds in the Scudder Fund Family. After September __, 2002 you will no longer be able to do so. If you wish to continue your relationship with Scudder, you may exchange your shares of The Japan Fund for shares of another fund in the Scudder Fund Family prior to September __, 2002. Exchanging your shares for shares of other funds in the Scudder Fund Family will normally result in a taxable event for you (except in an IRA or other tax-advantaged account) for U.S. federal income tax purposes. If you wish to exchange into a Scudder fund, please call 1-800-53-JAPAN for more information.

      Please confer with your tax consultant when exploring your options.

Q. Will the investment management fee be increased under the new investment advisory agreement with FMR and service arrangements with SEI?

A. There will be some one-time additional expenses associated with the initial transfer of contracts from DeIM and DeAMJ to FMR, certain FMR affiliates and SEI. Thereafter, however, the combined management fees payable to FMR, as investment advisor and SEI, as fund


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      administrator, will be comparable to the fees currently being paid to DeIM and total expenses for The Japan Fund are expected to be comparable to current levels. The effect of this new management structure, including the expected impact on fees and expenses of The Japan Fund, is described more fully in the enclosed Proxy Statement.

Q. If the new investment advisory agreement with FMR and subadvisory agreements with certain FMR affiliates are approved, does this mean The Japan Fund will become a part of the Fidelity Investments Family of Funds?

A. No. The Japan Fund will maintain its current identity and its traditional independence. FMR will not be performing all of the services typically performed by an investment manager of a mutual fund. Rather, the Board has decided to separate the operational functions between FMR, which will be responsible for making investment decisions, and SEI, which will perform all other day-to-day operations. It is expected that the office of the President of The Japan Fund will be independent of both FMR and SEI, and will be compensated by the Fund. The responsibilities that are expected to be associated with the office will be expanded to include coordination and oversight of all operations under the direction of the Board. Thus, the arrangement with FMR will be more like a subadvisory relationship than a traditional mutual fund management relationship. As a result, The Japan Fund will not be part of the Fidelity Investments Family of Funds and shareholders of The Japan Fund will not have exchange privileges with the Fidelity funds.

Q. What will happen if shareholders do not approve the new investment advisory agreement with FMR and subadvisory agreements with certain FMR affiliates?

A. If shareholders do not approve these new agreements at this time, the Interim Agreements will terminate on September 2, 2002. If this happens, The Japan Fund's Board will then take such action as necessary to enter into a new investment advisory agreement that it deems in the best interests of shareholders. This is discussed in more detail in the discussion of Proposal 1 in the enclosed Proxy Statement under "Information on the Agreements - The FMR Agreement."

Q.    How does The Japan Fund's Board recommend that I vote on Proposal 1?

A. After careful consideration, the members of The Japan Fund's Board unanimously recommend that you vote in favor of Proposal 1. The Board believes that the proposed arrangements will help assure a continuation of the high levels of stability, performance, cost effectiveness and independence that have characterized The Japan Fund since its inception in 1962. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" for Proposal 1.

Questions and Answers Relating to Proposal 2


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Q.    Why am I being asked to approve new subadvisory agreements with certain
      FMR affiliates?

A. As stated previously, the Investment Company Act of 1940 generally requires a shareholder vote to approve any new investment advisory agreement. This includes any new subadvisory agreement.

Q.    How does The Japan Fund's Board recommend that I vote on Proposal 2?

A. After careful consideration, the members of The Japan Fund's Board unanimously recommend that you vote in favor of Proposal 2.

Questions and Answers Relating to Proposal 3

Q. Why am I being asked to approve a transitional investment management agreement with DeIM and a transitional subadvisory agreement between DeIM and DeAMJ?

A. You are being asked to approve transitional agreements with DeIM and DeAMJ to facilitate the transition of investment advisory and administrative responsibilities to FMR and SEI, respectively, and to fulfill a technical requirement under Rule 15a-4 under the Investment Company Act of 1940 to allow DeIM and DeAMJ to receive full payment for their services since April 5, 2002. As required by the Rule, the compensation earned by DeIM and DeAMJ while the Interim Agreements have been in effect has been held in an interest-bearing escrow account. If the Fund's shareholders approve the agreements with DeIM and DeAMJ, both DeIM and DeAMJ will be paid the total amount in the escrow account.

Q.    How does The Japan Fund's Board recommend that I vote on Proposal 3?

A. After careful consideration, the members of The Japan Fund's Board unanimously recommend that you vote in favor of Proposal 3.

Questions and Answers relating to Proposal 4

Q.    What other matters am I being asked to vote on?

A. In order to save The Japan Fund shareholders the expense of a subsequent meeting, a vote is also being sought for the election of Directors of The Japan Fund.

Q.    How does The Japan Fund's Board recommend that I vote on Proposal 4?

A. After careful consideration, the members of The Japan Fund's Board unanimously recommend that you vote in favor of Proposal 4.

Questions and Answers relating to Voting Procedures


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Q.    How can I vote my shares?

A. You may choose from the following options as described in more detail on the proxy card:

      -     by mail, using the enclosed proxy card and return envelope;

      -     by telephone, using the toll free number on your proxy card;

      -     through the Internet, using the website address on your proxy card;
            or

      -     in person at the shareholder meeting.

Q. Will The Japan Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. The costs associated with this transaction will be shared among The Japan Fund, DeIM and FMR.

Q.    Whom should I call for additional information about this proxy statement?

A. Please call Georgeson Shareholder Communications, The Japan Fund's proxy solicitor, toll free at 1-866-204-4425.


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

July [15], 2002

Dear Shareholder:

      On April 27, 2001, Zurich Financial Services announced its intention to seek a strategic transaction involving the Fund's investment manager, Zurich Scudder Investments, Inc. ("Scudder"). At that time, the independent members of the Board began evaluating the potential impact that a strategic transaction would have on the Fund's shareholders, and the options that would be available to the Fund. By the time the proposed acquisition of Scudder by Deutsche Bank AG ("Deutsche Bank") was announced publicly on September 24, 2001, the Board had formed a special strategy committee of the independent directors to identify the option that would best serve the shareholders' interests. The enclosed Proxy Statement describes the factors considered by the Board during this evaluation process, which included assistance from an outside consultant.

      As a result of these efforts, the Board is pleased to present to shareholders a proposal to enter into a new investment advisory agreement with Fidelity Management & Research Company ("FMR"). If the investment advisory agreement with FMR is approved by shareholders, then the Fund would also hire SEI Investments Mutual Funds Services ("SEI") as fund administrator, SEI Investments Distribution Co., as fund distributor. The Board expects to expand the responsibilities of the office of the President of the Fund, who will be an employee of the Fund and independent of both FMR and SEI, to coordinate and oversee all operations on behalf of the shareholders and the Board. Further information on FMR and SEI are included in the enclosed Proxy Statement.

      Please take the time to read the enclosed materials.

      The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals and why they are being made. The Board recommends that you read the enclosed materials carefully and vote in favor of all proposals.

      To vote, simply fill out the enclosed proxy card--be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card.

      Your vote and participation in governance of the Fund is very important to us. If you have any questions or need further assistance in voting, please feel free to call our proxy solicitor Georgeson Shareholder Communications at 1-866-204-4425.

      Our proxy solicitor may contact you to encourage you to exercise your right to vote.

      We thank you for your participation.


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                                   Respectfully,

                                        ----------------------------------------
                                        William L. Givens
                                        Chairman of the Board


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

                              THE JAPAN FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      Please take notice that a Special Meeting of Shareholders of The Japan Fund, Inc. (the "Fund") will be held at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York, on Tuesday, August 27, 2002, at 3:30 p.m., Eastern time (the "Meeting"), for the following purpose and to transact such other business, if any, as may properly come before the
Meeting:

Proposal 1: To approve a new investment advisory agreement for the Fund with
            Fidelity Management & Research Company ("FMR").

Proposal 2: To approve new subadvisory agreements with certain FMR affiliates, conditioned upon the approval of Proposal 1.

Proposal 3: To approve a transitional investment management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DeIM"), and a transitional subadvisory agreement between DeIM and Deutsche Asset Management (Japan) Limited ("DeAMJ").

Proposal 4: To elect Directors of the Fund.

      The members of the Board, all of whom are not affiliated with DeIM, Deutsche Bank AG or FMR, unanimously recommend that shareholders vote FOR each proposal.

      The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

      Holders of record of shares of the Fund at the close of business on July 8, 2002 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained, but the vote required to approve a Proposal is not obtained, the persons named as proxies will vote FOR any such


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adjournment those proxies which they are entitled to vote in favor of that
Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

By Order of the Board,

-------------------
Maureen E. Kane
Secretary


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July [15], 2002

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                              THE JAPAN FUND, INC.

                                 345 Park Avenue
                            New York, New York 10154

                                 PROXY STATEMENT

                                     General

      This Proxy Statement is being furnished to shareholders of The Japan Fund, Inc. (the "Fund"). The Board of Directors (the "Board," the Directors of which are referred to as the "Directors") of the Fund is soliciting proxies from the shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund to be held at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York 10017, on Tuesday, August 27, 2002, at 3:30 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about July 15, 2002 or as soon as practicable thereafter.

      The Proposals relate to (1) the approval of the new investment advisory agreement with Fidelity Management & Research Company ("FMR"), (2) the approval of new subadvisory agreements with certain FMR affiliates, conditioned upon approval of the Proposal 1, (3) the approval of a transitional investment management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DeIM") and a transitional subadvisory agreement between DeIM and Deutsche Asset Management (Japan) Limited ("DeAMJ") and (4) the election of Directors of the Fund.

      The vote required to approve each Proposal is described below under "Additional Information" which appears after Proposal 4.

      The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling 1-800-53-JAPAN or writing the


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Fund, c/o Deutsche Investment Management Americas Inc., at the address shown at the beginning of this Proxy Statement.

                                   PROPOSAL 1:

                           Approval of New Investment

                           Advisory Agreement with FMR

Introduction

      On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the Fund's investment manager, was acquired by Deutsche Bank AG ("Deutsche Bank"). Effective as of the closing of this transaction (the "Transaction"), Scudder became a part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). The Transaction resulted in an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Management Agreement between the Fund and Scudder dated September 7, 1998 (the "Prior Agreement"), and of the Subadvisory Agreement between Scudder and its subsidiary, Zurich Scudder Investments Japan, Inc. ("ZSIJ") (the "Prior Subadvisory Agreement"). As required by the 1940 Act, the Investment Management Agreement and Subadvisory Agreement (together the "Prior Agreements") provided for their automatic termination in the event of their assignment and, accordingly, the Agreements terminated on April 5, 2002.

      The Fund's Board of Directors met on April 1, 2002 and, pursuant to Rule 15a-4 under the 1940 Act, approved an interim investment management agreement with DeIM (the "Interim Agreement") and an initial interim subadvisory agreement between DeIM and ZSIJ, to become effective upon the closing of the Transaction described above. Those agreements went into effect on April 5, 2002. DeIM has acted as the Fund's investment manager on an interim basis since that date.

      Subsequently, in anticipation of the acquisition of ZSIJ by Deutsche Asset Management (Japan) Limited ("DeAMJ"), the Fund's Board of Directors met on April 25, 2002, and approved a second interim subadvisory agreement between DeIM and DeAMJ, to become effective upon the closing of the acquisition of ZSIJ (the "Interim Subadvisory Agreement" and, together with the Interim Agreement, the "Interim Agreements"). On May 2, 2002, the Interim Subadvisory Agreement went into effect and the initial interim subadvisory agreement between DeIM and ZSIJ terminated.

      The Interim Agreement and Interim Subadvisory Agreement contain the same terms and conditions as the Prior Agreement and Prior Subadvisory Agreement, respectively, except to the extent necessary to comply with Rule 15a-4 of the 1940 Act.

      As discussed in more detail below, beginning in July 2001, the Independent Directors of the Fund undertook a comprehensive evaluation of the investment advisory arrangements for the Fund with


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

the assistance of an independent consultant. In May 2002, after careful consideration and discussions with the Fund's Board, Deutsche Asset Management withdrew its proposal to have DeIM continue to serve as the Fund's investment manager, in light of the fact that Deutsche Asset Management already serves as investment manager to another Japanese equity fund.

      Thereafter, the Board concluded its evaluation of the investment advisory arrangements for the Fund and hereby presents the following recommendation to the shareholders for approval:

      At the Meeting, the shareholders will be asked to approve a new investment advisory agreement with FMR (the "FMR Agreement") and subadvisory agreements with certain FMR affiliates (the "FMR Subadvisory Agreements"), each effective upon termination of the Interim Agreement and Interim Subadvisory Agreement. The form of the FMR Agreement and each FMR Subadvisory Agreement are attached hereto as Exhibits B through I. The material terms of the FMR Agreement and the Prior Agreement, and a comparison of material differences between the FMR Agreement and the Prior Agreement, are set forth below under "Information on the Agreements". For more information on the material differences between the FMR Subadvisory Agreements and the Prior Subadvisory Agreement, please refer to Proposal 2 under "Information on the Agreements".

Board Approval and Recommendation

      On June 28, 2002, the Board, including each Director who is not an "interested person" ("Interested Person") of DeIM, Deutsche Bank, FMR or the Fund within the meaning of the 1940 Act (an "Independent Director"), voted unanimously to approve the FMR Agreement and to recommend its approval to the shareholders of the Fund.

      For information about the Board's deliberations and the reasons for their recommendation, please see "Board Considerations" below.

      The Board unanimously recommends that shareholders vote in favor of the approval of the FMR Agreement.

Information on FMR

      This information has been provided to the Fund by FMR.

      FMR and its affiliates are commonly known as Fidelity Investments. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $1.4 trillion, including managed assets of $859.8 billion as of May 31, 2002. Fidelity Investments offers investment management, retirement planning, brokerage, human resources and benefits outsourcing services to 17 million individuals and institutions as well as through 5,500 financial intermediaries. The firm is the largest mutual fund company in the United States, the No. 1 provider of workplace retirement savings plans, one of the largest mutual fund supermarkets and a leading online brokerage firm.


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

      The underlying strength of all of Fidelity's financial products is FMR, the investment advisor to Fidelity's family of mutual funds. FMR employs the largest staff of portfolio managers, analysts and traders in the industry, nearly 500 in total. Fidelity's experienced staff of investment professionals is backed by a worldwide network of research resources providing constant market and company information. Headquartered in Boston, FMR investment research professionals also are based elsewhere in the United States, the United Kingdom, Southeast Asia and Japan.

      FMR has its principal business offices at 82 Devonshire Street, Boston, Massachusetts 02109. Information concerning the advisory fees and average net assets of funds with investment objectives similar to the Fund and advised by FMR is contained in Exhibit A.

      The directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

      All of the stock of FMR is owned by FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Edward C. Johnson 3d and Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

Information on SEI

      The information in this section has been provided to the Fund by SEI Investments Mutual Fund Services ("SEI").

      If the Fund's shareholders approve the FMR Agreement and FMR Subadvisory Agreements, the Fund will enter into an administration agreement with SEI, as the Fund's administrator, and a distribution agreement with SEI Investments Distribution Co. ("SEI Distribution"), as the Fund's distributor, for the administrative and distribution services that were previously provided by Scudder.

      SEI, a Delaware business trust, and SEI Distribution, a Pennsylvania corporation, have their principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC") is the owner of all beneficial interest in SEI. SIMC and SEI Distribution are each wholly-owned subsidiaries of SEI Investments Company ("SEI Investments"). SEI Investments and its subsidiaries and affiliates, including SEI, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEI and its affiliates also provide accounting and administration services to more than 600 mutual funds, hedge funds, private equity funds, collective trusts and variable annuities representing over $231 billion.

Board Considerations

      On April 27, 2001, Zurich Financial Services announced its intent to seek a strategic transaction involving its majority-owned subsidiary, Scudder. In early July 2001, the Independent Directors formed a special strategy committee and hired an outside consultant to assist in the evaluation of the Fund's strategic options. Over the course of the following months, the Board met with Scudder personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions, and the potential benefits and risks that a strategic transaction would present to the Funds, other funds managed by Scudder and their shareholders. In addition, the Independent Directors met separately with the outside consultant to discuss the potential benefits and risks of alternative options, and to identify possible alternative service providers.

      On September 23, 2001, Deutsche Bank entered into a "heads of agreement" with Zurich Financial Services to acquire 100% of Scudder (not including certain of Scudder's U.K. operations). At a special meeting of the Board on October 4, 2001, the Board met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank, Scudder's views on the proposed acquisition and Deutsche Bank's proposed strategy for managing the Fund and other funds managed by Scudder. At the Board's meeting on October 25, 2001, the Board met with Deutsche Bank personnel in Tokyo, including the Chief Executive Officer of the Asia/Pacific Region for Deutsche Asset Management, to discuss the organizational structure and scope of Deutsche Bank's asset management operations in Japan and the proposed integration plan with ZSIJ. During this time and over the next few months, the Independent Directors continued to meet with the outside consultant, requested written proposals from a number of potential service providers, including Scudder, FMR and SEI, and participated in meetings with representatives from each.

      As part of their due diligence, the Independent Directors obtained substantial information regarding the services to be performed, including where relevant: the management, investment performance, the organizational structure, operations and investment processes of Scudder, FMR, SEI and the other candidates. In addition, the Independent Directors received extensive analyses of the impact that the different scenarios would have on the Fund's fees and expenses. With the assistance of the outside consultant, the Independent Directors considered all factors they deemed relevant, including but not limited to: the nature and quality of services to be provided; investment performance relative to appropriate peer groups and one or a combination of market indices of products with investment objectives that are to similar the Fund's; skills and capabilities of personnel, including continued employment of key personnel at Scudder; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; risks of losing economies of scale; commitment to providing high levels of support and service to the Fund as an independent entity; potential fall-out benefits to the investment advisor candidates from a proposed relationship to the Fund, including revenues to be derived from services provided to the Fund by affiliates of the candidate, if any; and the potential benefits to the candidate, the Fund and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

      Prior to making a final decision regarding the advisory arrangements for the Fund, the Board was advised by Deutsche Asset Management that it was withdrawing its proposal to have DeIM continue to serve as the Fund's investment manager, except for a brief transitional period following the Meeting, in light of the fact that Deutsche Asset Management already serves as investment manager to another Japanese equity fund.

      On June 28, 2002, the Directors voted unanimously to approve the FMR Agreement and the FMR Subadvisory Agreements, and to recommend them to the shareholders for their approval. The Directors have determined that by entering into the FMR Agreement and the FMR Subadvisory Agreements, the Fund would receive high quality investment advisory services from a well-established and stable investment advisor that achieved performance results comparable to the Fund's prior performance with Scudder. As set forth below in the discussion under "Fees and Expenses", the proposed arrangement with FMR and SEI is expected to result in fees and expenses that are comparable to the Fund's fees and expenses currently. In addition, the Directors believe that by separating the investment advisory function from distribution and fund administration, and by expanding the responsibilities of the office of the President of the Fund (who will be an employee of the Fund and independent of both FMR and SEI) to coordinate and oversee all operations on behalf of the shareholders under the direction of the Board, the Fund can maintain the high degree of independence that is characteristic of the Fund and enhance the Board's ability to evaluate and monitor the performance of its service providers.

Information on the Agreements

The FMR and SEI Agreements

      The FMR Agreement

      The FMR Agreement will be dated as of September __, 2002. The FMR Agreement will be in effect for an initial term ending on September __, 2004, and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information" following Proposal
4) of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the FMR Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Fund, including without limitation re-submitting this Proposal for shareholder approval, and/or entering into an interim investment advisory agreement with FMR.

      Under the FMR Agreement, FMR will regularly provide the Fund with investment advisory services. As investment advisor, FMR will determine which securities are purchased, held or sold and what portion of the Fund's assets will be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Internal Revenue Code, the Fund's investment objective, policies and restrictions, and subject, further, to such policies as the Directors of the Fund may from time to time establish.

      The Fund currently has a policy to invest, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities of Japanese issuers and non-Japanese issuers that derive 50% or more of their revenues from Japan. On June 28, 2002, the Directors amended this policy to allow the Fund to invest in any investments that are "tied economically to Japan" and removing the 50% revenue requirement for non-Japanese issuers. Under the amended policy, the Fund will invest, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. FMR will consider a number of factors to determine whether an investment is tied to Japan including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue and location of assets; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan. The amended policy meets the requirements of Rule 35d-1 under the 1940 Act and will become effective on September __, 2002. In accordance with Rule 35d-1, changes to this policy may only be made with 60 days prior notice to the Fund's shareholders. The Directors do not intend to make any material changes to the Fund's investment objective or other fundamental policies as described in the Fund's Prospectus and Statement of Additional Information.

      For its services as investment advisor, FMR will receive a monthly fee, payable in dollars on the last day of each month, equal on an annual basis to 0.60% of the first $200 million of average daily net assets of the Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million and 0.50% of average daily net assets in excess of $400 million. For purposes of computing the monthly fee, the average daily net assets of the Fund will be determined as of the close of business on each business day of each month throughout the year.

      The form of the FMR Agreement is attached hereto as Exhibit B. The description above is qualified in its entirety by reference to Exhibit B.

      The SEI Agreement

      If the FMR Agreement is approved, the Fund will enter into an Administration Agreement with SEI (the "SEI Agreement" and, together with the FMR Agreement and FMR Subadvisory Agreements, the "New Investment Management Agreements"). Under the SEI Agreement, SEI will provide administrative services necessary for the Fund's operations as an open-end investment company including, but not limited to, preparation of reports and notices to the Directors and shareholders; negotiating and supervising contractual arrangements with, and monitoring various third-party service providers to the Fund; preparing and making filings with the Securities and Exchange Commission and other regulatory agencies; performing post-trad compliance testing to meet regulatory requirements; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; obtaining the valuation of securities and calculation of net asset value; ensuring the appropriate registration of shares of the Fund under applicable federal and state securities laws; maintaining the

Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; resolving accounting and assisting in the resolution of legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      SEI will pay the compensation and expenses of all Directors, officers and executive employees of the Fund affiliated with SEI (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) and make available, without expense to the Fund, the services of such Directors, officers and employees of SEI as were duly elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law [and provide office space and facilities].

      For its services under the SEI Agreement, SEI will receive a monthly fee equal on an annual basis to 0.15% of the average daily net assets of the Fund not exceeding $400 million, 0.125% of the average daily net assets of the Fund exceeding $400 million but not exceeding $750 million, and 0.10% of the average daily net assets of the Fund exceeding $750 million. For purposes of computing the monthly fee, the average daily net assets of the Fund will be determined as of the close of business on each business day of each month throughout the year.

Differences Between the Prior Agreement and the New Investment Management Agreements

      Under the Prior Agreement, DeIM acted as investment manager and provided both advisory and administrative services to the Fund. Under the New Investment Management Agreements, FMR and SEI have agreed to provide those same services. FMR will be responsible for investment decisions and SEI will perform the administrative functions necessary for the Fund's day-to-day operations. SEI will also provide fund accounting services that were previously provided by Brown Brothers Harriman & Co. For information about the Prior Agreement, please refer to Proposal 3 under "Description of Prior Agreement". For information regarding the difference in fees and expenses under the New Investment Management Agreements, please refer to the discussion on "Fees and Expenses" below.

Principal Underwriter and Fund Service Providers

      If the FMR Agreement is approved by the shareholders, SEI Distribution will serve as principal underwriter to the Fund. SEI Distribution will not receive compensation for its services as principal underwriter and distributor. Forum Shareholder Services, LLC, a Delaware limited liability company ("Forum"), will serve as shareholder servicing agent and transfer and dividend paying agent.

      For information on the Fund's prior principal underwriter and fund service providers, please refer to "Principal Underwriter and Fund Service Providers" in Proposal 3.

Brokerage Commissions on Portfolio Transactions

      The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment advisory authority to a FMR Subadvisor, as defined in Proposal 2, pursuant to a FMR Subadvisory Agreement, the FMR Subadvisor is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. These policies would also apply where FIIA grants discretionary investment advisory authority to a FMR Subadvisor.

      The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to FMR in rendering investment advisory services to the Fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the Fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the Fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

      It is expected that the Fund will be authorized by the Board, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Proposed FMR Agreement and FMR Subadvisory Agreements will expressly reflect this authority.

      For information about brokerage commissions and portfolio transactions under the Prior Agreements, please refer to "Brokerage Commissions and Portfolio Transactions" in Proposal 3.

Fees and Expenses

      The following tables show what the Fund's combined advisory and administration fees (the "Investment Management Fees"), other expense and total expense ratios would have been for the most recent fiscal year if the proposed New Investment Management Agreements had been in effect. The first table is based on estimated average daily net assets of approximately $440 million for the fiscal year ended December 31, 2001. The second table assumes average daily net assets of approximately $330 million for the year, which was the approximate average daily net assets for the period January 1, 2002 through May 31, 2002:

--------------------------------------------- ---------------- -----------------
           Average Daily Net Assets             Current Fees     Proposed Fees
               of $440 Million
--------------------------------------------- ---------------- -----------------
Investment Management Fees                         0.76%             0.78%(1)
--------------------------------------------- ---------------- -----------------
Distribution Fees                                  None              None
--------------------------------------------- ---------------- -----------------
Other Expenses                                     0.57%             0.55%
--------------------------------------------- ---------------- -----------------
Total Fund Operating Expenses                      1.33%             1.33%
--------------------------------------------- ---------------- -----------------

--------------------------------------------- ---------------- -----------------
           Average Daily Net Assets             Current Fees     Proposed Fees
               of $330 Million
-------------------------------------------- ----------------- -----------------
Investment Management Fees                         0.78%             0.85%(2)
-------------------------------------------- ----------------- -----------------
Distribution Fees                                  None              None
-------------------------------------------- ----------------- -----------------
Other Expenses                                     0.64%             0.58%
-------------------------------------------- ----------------- -----------------
Total Fund Operating Expenses                      1.42%             1.43%
-------------------------------------------- ----------------- -----------------

(1) Includes an advisory fee of 0.57% payable to FMR, an administration fee of 0.14% payable to SEI and estimated additional expenses of approximately 0.07% payable by the Fund for other management functions, including the office of the President of the Fund.

(2) Includes an advisory fee of 0.58% payable to FMR, an administration fee of 0.18% payable to SEI and estimated additional expenses of approximately 0.09% payable by the Fund for other management functions, including the office of the President of the Fund.

      The following examples are intended to help shareholders compare the cost of investing in the Fund under the current and proposed fee structure. The first example is based on estimated average daily net assets of approximately $440 million for the fiscal year ended December 31, 2001. The second example assumes average daily net assets of approximately $330 million for the year, which was the approximate average daily net assets for the period January 1, 2002 through May 31, 2002. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

-------------------------------- ---------------- ----------------------------
Average Daily Net Assets of $440   Current Fees          Proposed Fees
Million
-------------------------------- ---------------- ----------------------------
One Year                              $  135                $  135
-------------------------------- ---------------- ----------------------------
Three Years                           $  421                $  421
-------------------------------- ---------------- ----------------------------
Five Years                            $  729                $  729
-------------------------------- ---------------- ----------------------------
Ten Years                             $1,601                $1,601
-------------------------------- ---------------- ----------------------------

-------------------------------- ---------------- ----------------------------
Average Daily Net Assets of $330   Current Fees          Proposed Fees
Million
-------------------------------- ---------------- ----------------------------
One Year                              $  145                $  146
-------------------------------- ---------------- ----------------------------
Three Years                           $  449                $  452
-------------------------------- ---------------- ----------------------------
Five Years                            $  776                $  782
-------------------------------- ---------------- ----------------------------
Ten Years                             $1,702                $1,713
-------------------------------- ---------------- ----------------------------

*The examples above assume an investment of $10,000 in the Fund for the time periods indicated and that shares are sold at the end of the period. The examples also assume that each year the investment has a 5% return, and all dividends and distributions are reinvested. The examples do not reflect any redemption fees. If such fees were included, costs would be higher under both the current and proposed fee structure.

      The following table shows the aggregate amount of the Fund's management fee for the fiscal year ended December 31, 2001 and compares that amount to the aggregate amount that the Fund would have paid if the proposed Investment Management Fees had been in effect:

                                      % of Average                     % Change
                                    Daily Net Assets  Amount of Fee  (Reduction)
                                    ----------------  -------------   ----------
Current Management Fees                  0.76%         $3,330,000
Proposed Investment Management Fees(1)   0.78%         $3,420,000
                                         -----         ----------
Difference                               0.02%         $   90,000        2.63%

(1) Includes an advisory fee of 0.57% payable to FMR , an administration fee of 0.14% payable to SEI and estimated additional expenses of approximately 0.07% payable by the Fund for other management functions, including the office of the President of the Fund.

    The Directors of the Fund unanimously recommend that shareholders of the
                Fund vote FOR the approval of the FMR Agreement.

                                   PROPOSAL 2:
                   Approval of the FMR Subadvisory Agreements

Introduction

      If Proposal 1 is adopted, FMR proposes to enter into arrangements with subadvisory affiliates whose offices are geographically dispersed around the world (each a "FMR Subadvisor"). The

Board proposes that shareholders of the Fund approve the FMR Subadvisory Agreements described below. The FMR Subadvisory Agreements would allow FMR, through one or more FMR Subadvisors, to receive investment advice and research services for the benefit of the Fund. Under the FMR Subadvisory Agreements, the FMR Subadvisors could also receive authority to perform discretionary investment advisory services subject to the overall supervision of FMR and the Board of Directors. Because the FMR Subadvisors would be paid out of the proceeds of FMR's advisory fee, the proposed FMR Subadvisory Agreements would not affect the fees paid by the Fund to FMR.

Board Approval and Recommendation

      On June 28, 2002, the Directors, including each Independent Director voted unanimously to approve the FMR Subadvisory Agreements, and to recommend their approval to the shareholders of the Fund.

      The Directors determined that the FMR Subadvisory Agreements would provide FMR increased flexibility in the assignment of portfolio managers and give the Fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Directors believe that the Fund and its shareholders may benefit from giving FMR, through its FMR Subadvisors, the ability to execute portfolio transactions from locations that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to markets around the world should enable the Fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.

      For information about the Board's deliberations and the reasons for their recommendation, please see Proposal 1, "Board Considerations".

      The Board unanimously recommends that shareholders vote in favor of the approval of the FMR Subadvisory Agreements.

Information on the FMR Subadvisors

Activities and Management of FMRC.

      FMR Co., Inc. ("FMRC") is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain FMR funds and investment advice with respect to equity and high income instruments.

      The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Abigail P. Johnson, President, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d is also President and a Trustee of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, President and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman of the Board and a Director of Fidelity Management & Research (Far East) Inc. and Fidelity Investments Money Management, Inc. ("FIMM"). In addition, Ms. Johnson is Senior Vice President and a Trustee of other funds advised by FMR; President and a Director of FMR and FIMM; and a Director of FMR Corp. Mr. Lynch is also Vice Chairman and a Director of FMR and a Trustee of other funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Activities and Management of FMR U.K. and FMR Far East

      Fidelity Management & Research (U.K.) Inc. ("FMR UK") and Fidelity Management & Research (Far East) ("FMR Far East") are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may grant FMR U.K. and FMR Far East authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

      The Directors of FMR U.K. are Simon Fraser, Chairman and Richard A. Spillane, Jr., President. Mr. Fraser is also a Senior Vice-President of FMR U.K.; Director and President of Fidelity International Investment Advisors ("FIIA"); and Director and Chief Executive Officer of Fidelity International Investment Advisors (U.K.)L. Mr. Spillane is also a Senior Vice-President of FMR and FMRC.

      The Directors of FMR Far East are Edward C. Johnson 3d, Chairman, and Phillip Bullen, President. Mr. Johnson 3d also is Chairman and a Director of FIMM; Chairman, Chief Executive Officer, President, and a Director of FMR Corp; and Director and Chairman of the Board of the Executive Committee of FMR. Mr. Bullen is also a Senior Vice-President of FMR and FMRC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

Activities and Management of FIIA, FIIA (U.K.)L and FIJ

      FMR has entered into a subadvisory agreement with FIIA, a wholly-owned subsidiary of Fidelity Investments Limited, a Bermuda company. FIIA in turn has entered into subadvisory agreements with its U.K. subsidiary, Fidelity International Investment Advisors (U.K.) Limited ("FIIA(U.K.)L"), and its Japanese subsidiary, Fidelity Investments Japan Limited ("FIJ").

      These FMR Subadvisors provide research and investment recommendations with respect to companies based outside of the United States. They may also provide discretionary investment advisory services. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. FIJ was organized in Japan in 1986 to provide research and investment recommendations with respect to companies primarily based in Japan and other parts of Asia. FIJ focuses on companies primarily based in Japan and the Far East.

      The Directors of FIIA are Simon Fraser, President; Keith Ferguson, Vice President; Brett Goodin; Simon Haslam; David Holland; Frank Mutch; Peter Phillips; David J. Saul; and Andrew Steward, Chief Financial Officer. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

      The Directors of FIIA(U.K.)L are Simon Fraser, Chief Executive Officer, Gareth Adams, Pamela Edwards and Andrew Steward. The principal business address of each of the Directors is 26 Lovat Lane, London, EC3R 8LL, England.

      The Directors of FIJ are Billy W. Wilder, President, Simon Haslam, Jun Kadoda, Chief Operating Officer, Yasuo Kuramoto, Vice Chairman; Sumio Kuriaki, Head of Compliance; Tetsuzo Nishimura, Head of Broker Distribution; Takeshi Okazaki, Head of Institutional Sales; and Hiroshi Yamashita, Senior Managing Director. Mr. Wilder is also a Vice President of FMR. The principal business address of each of the Directors is 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan.

Board Considerations

      For information about the Board Considerations with respect to the FMR Subadvisory Agreements, please refer to the discussion of "Board Considerations" under Proposal 1.

Information on the FMR Subadvisory Agreements

The FMR Subadvisory Agreements include subadvisory agreements between:

      o     FMR and FMRC (Exhibit C )

      o     FMR and FIIA (Exhibit D )

      o     FIIA and FIJ (Exhibit E )

      o     FMR and FMR Far East (Exhibit F )

      o     FMR Far East and FIJ (Exhibit G )

      o     FIIA and FIIA(U.K.)L (Exhibit H ), and

      o     FMR and FMR U.K., (Exhibit I )

      Under each FMR Subadvisory Agreement, the FMR Subadvisor would act as an investment consultant and supply investment research information and portfolio management advice as reasonably requested by FMR or the other FMR Subadvisor party to the applicable FMR Subadvisory

Agreement. Each FMR Subadvisor has a different geographic focus, thereby providing a global network of expertise to the Fund. The geographic focus of each FMR Subadvisor is as follows:

------------------------------ -------------------------------------------------
Subadvisor                     Geographic Focus
----------                     ----------------
------------------------------ -------------------------------------------------
FMRC                           North America
------------------------------ -------------------------------------------------
FIJ                            Japan and the Far East
------------------------------ -------------------------------------------------
FMR Far East                   The Far East
------------------------------ -------------------------------------------------
FIIA                           Hong Kong, Australia, New Zealand, and
                               Southeast Asia
------------------------------ -------------------------------------------------
FMR U.K. and FMR (U.K.) L      U.K. and Europe
------------------------------ -------------------------------------------------

      For more information on the FMR Subadvisors see the sections entitled "Activities and Management of FMRC", "Activities and Management of FMR U.K. and FMR Far East" and "Activities and Management of FIIA, FIIA(U.K.)L and FIJ" above.

      Under each FMR Subadvisory Agreement, FMR could grant discretionary investment advisory authority with respect to all or a portion of the Fund's assets it manages to another FMR Subadvisor. Each FMR Subadvisor exercising discretionary investment advisory authority on behalf of the fund, would be required, subject to the overall supervision of FMR, to direct the investments of the Fund in accordance with the Fund's investment objective, policies, and limitations as provided in the Fund's prospectus or other governing instruments and such other limitations as the Fund may impose by notice in writing to FMR. If FMR grants investment advisory authority to a FMR Subadvisor with respect to all or a portion of the fund's assets, the FMR Subadvisor would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR, if applicable, and the Board of Directors. In addition, certain FMR Subadvisory Agreements would authorize each FMR Subadvisor to delegate other discretionary investment advisory services to another FMR Subadvisor, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. Whenever these discretionary investment advisory services are delegated, each FMR Subadvisor would continue to be subject to the control and direction of FMR, and the Board of Directors and would continue to be bound by the investment objective, policies, and limitations of the Fund.

      The forms of the FMR Subadvisory Agreements are attached hereto as Exhibits C through I. Their description above is qualified in its entirety by reference to Exhibits C through I.

      For information regarding the Prior Subadvisory Agreement and Interim Subadvisory Agreement please refer to "Approval of the Transitional Subadvisory Agreement with DeAMJ" in Proposal 3.

Fees and Expenses of FMR Subadvisors

      Because the FMR Subadvisors would be paid out of the proceeds of FMR's advisory fee, the FMR Subadvisory Agreements would not affect the fees paid by the Fund to FMR. Under the FMR Subadvisory Agreements, FMR would pay the fees of FMRC, FMR U.K., FMR Far East and FIIA. FMR Far East would, in turn, pay the fees of FIJ. FIIA, in turn, would pay the fees of FIIA(U.K.)L and FIJ.

      For providing non-discretionary investment advice and research services the FMR Subadvisors would be compensated as follows:

      o FMR would pay FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

      o FMR would pay FIIA a fee equal to 30% of FMR's management fee with respect to the average net assets held by the Fund for which FIIA has provided FMR with investment advice and research services.

      o FMR Far East would pay FIJ fees equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services to FMR Far East.

      o FIIA would pay FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services to FIIA.

      o FIIA would pay FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs in connection with providing investment advice and research services.

For providing discretionary investment advisory services and executing portfolio transactions, the FMR Subadvisors would be compensated under the FMR Subadvisory Agreements as follows:

      o FMR would pay FMRC a fee equal to 50% of the fee (including any performance adjustment) payable to FMR with respect to that portion of the Fund's assets that is managed by FMRC.

      o FMR would pay FMR U.K. and FMR Far East a fee equal to 50% of its monthly fee with respect to the Fund's average net assets managed by the respective FMR Subadvisor on a discretionary basis.

      o FMR East would pay FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing discretionary investment and order execution services to FMR Far East.

      o FMR would pay FIIA a fee equal to 50% of its monthly fee with respect to the Fund's average net assets managed by FIIA on a discretionary basis.

      o FIIA would pay FIJ a fee equal to a percentage of the Fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ ("Average Group Assets"). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below:

------------------------------------ -------------------------------------------
Average Group Assets                 Annualized Fee Rate
------------------------------------ -------------------------------------------
$0 - $200 million                    0.30%
------------------------------------ -------------------------------------------
$200 million - $500 million          0.25%
------------------------------------ -------------------------------------------
Over $500 million                    0.20%
------------------------------------ -------------------------------------------

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

      o FIIA would pay FIIA(U.K.) L a fee equal to a percentage of the Fund's monthly average net assets managed by FIIA(U.K.) L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.) L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.) L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.) L ("Average Group Assets"). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below:

-------------------------------------- -----------------------------------------
Average Group Assets                   Annualized Fee Rate
-------------------------------------- -----------------------------------------
$0 - $500 million                      0.30%
-------------------------------------- -----------------------------------------
$500 million - $1 billion              0.25%
-------------------------------------- -----------------------------------------
Over $1 billion                        0.20%
-------------------------------------- -----------------------------------------

FIIA(U.K.) L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

      If approved by shareholders, the FMR Subadvisory Agreements would take effect on September __, 2002 and would continue in force until September __, 2004 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Directors who are not "interested persons" of the Fund or FMR and (ii) the vote of either a majority of the Directors or by the vote of a majority of the outstanding shares of the Fund.

      The FMR Subadvisory Agreements could be transferred to a successor of the FMR Subadvisor without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The FMR Subadvisory Agreements would be terminable on 60 days' written notice by either party to the FMR Subadvisory Agreement and the FMR Subadvisory Agreements would terminate automatically in the event of its assignment.

Differences between Prior Subadvisory Agreement and FMR Subadvisory Agreements

      Under the Prior Agreements, there was one subadvisory arrangement between DeIM and DeAMJ. Under the new FMR Subadvisory Agreements, there will be a total of seven agreements between FMR and the FMR Subadvisors. This will enable the Fund to take advantage of the various global expertise of the FMR Subadvisors. Fees paid to the FMR Subadvisors under the FMR Subadvisory Agreements will not affect the advisory fee payable by the Fund to FMR. FMR will pay the FMR Subadvisors out of its own fee payable under the FMR Agreement. For more information on the Fees and Expenses under the FMR Subadvisory Agreements, please refer to "Fees and Expenses of FMR Subadvisors" above.

    The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the FMR Subadvisory Agreements.

                                   PROPOSAL 3:
    Approval of Transitional Investment Management Agreement and Transitional
                       Subadvisory Agreement for the Fund

Approval of Transitional Investment Management Agreement with DeIM

      Introduction

      The closing of the Transaction (the "Closing"), on April 5, 2002, constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Prior Agreement with Scudder. As required by the 1940 Act, the Prior Agreement included a provision that called for its automatic termination in the event of its assignment. On April 1, 2002, in anticipation that the Prior Agreement would terminate upon the Closing, the Board approved the Interim Agreement, which became effective on the Closing. Under the Interim Agreement, DeIM agreed to continue to provide investment management services to the Fund for up to 150 days following the Closing. Under these circumstances, the 1940 Act permits DeIM to serve as an interim adviser to the Fund for up to 150 days without first obtaining shareholder approval of the advisory relationship. In May 2002, after careful consideration and discussions with the Fund's Board, Deutsche Asset Management advised the Board that it was withdrawing its proposal to have DeIM continue to serve as the Fund's investment manager, except for a brief transitional period following the Meeting, in light of the fact that Deutsche Asset Management already serves as investment manager to another Japanese equity fund.

      Since April 5, 2002, DeIM has been providing services to the Fund pursuant to the Interim Agreement. The Interim Agreement is scheduled to expire on September 2, 2002, unless earlier terminated. As required by the 1940 Act, the Interim Agreement provides that any compensation earned by DeIM under the Interim Agreement shall be held in an interest-bearing escrow account during the interim period. Consistent with the 1940 Act, the Interim Agreement also provides that shareholders must approve a new investment management agreement with DeIM before the entire amount held in the escrow account can be released to DeIM in full payment for its services.

      DeIM (formerly Zurich Scudder Investments, Inc.) has served as the Fund's investment manager for 18 years. Since the Closing, DeIM has continued to provide to the Fund the same level and quality of services that the Fund had received under the Prior Agreement. In recognition of those services, the Board determined to compensate DeIM for its services to the Fund consistent with the compensation-related provisions set forth in the Interim Agreement. Accordingly, the Board unanimously recommends that shareholders approve a new investment management agreement (the "Transitional Investment Management Agreement") to ensure the release of all the management and advisory fees held in escrow that have been earned by DeIM. In addition, the approval of the Transitional Investment Management Agreement, which by its terms will terminate not more than 60 days from its effective date, will serve to facilitate the transition of the investment advisory and administrative responsibilities from DeIM to FMR and SEI, respectively, as described in Proposal 1.

      If shareholders do not vote to approve the Transitional Investment Management Agreement, the Interim Agreement provides that DeIM is entitled to be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

      The form of the Transitional Investment Management Agreement is attached hereto as Exhibit J. The terms of the Transitional Investment Management Agreement are substantially identical to the terms of the Prior Agreement, except that the Transitional Investment Management Agreement will terminate not more than 60 days from its effective date. See "Differences Between the Transitional Investment Management Agreement and the Prior Agreement." The material terms of the Prior Agreement are described under "Description of the Prior Agreement" below. The description is qualified in its entirety by reference to Exhibit J.

      The information set forth in this Proxy Statement and any accompanying materials concerning DeIM, Deutsche Bank, their respective affiliates and the Transaction has been provided to the Fund by DeIM and Deutsche Bank.

Board Approval and Recommendation

      On June 28, 2002, the Board, including each Independent Director, voted unanimously to approve the Transitional Investment Management Agreement and to recommend its approval to the shareholders of the Fund.

      For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

      The Board unanimously recommends that shareholders vote in favor of the approval of the Transitional Investment Management Agreement.

Information Concerning Deutsche Bank

      Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management is the marketing name in the United States for the asset management services of several Deutsche Bank entities that are separately incorporated and registered as investment advisers, including DeIM. As of March 31, 2002, Deutsche Asset Management had more than $800 billion in assets under management.

Information on DeIM

      DeIM, located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. Formerly known as Zurich Scudder Investments, Inc., it was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of May 1, 2002, DeIM had approximately $328 billion in assets under management. The principal source of DeIM's income is professional fees received from providing continuing investment advice. DeIM provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

      Since the Closing, 100% of the voting securities of DeIM have been held by Deutsche Bank.

      The names and principal occupations of the directors and principal executive officers of DeIM are shown below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeIM, is 345 Park Avenue, New York, NY, 10154.

      Thomas Hughes                     Director
      Dean Barr                         Director and Chief Investment Officer
      Deborah A. Flickinger             Director
      Phillip Freiherr von Girsewald    Director
      William N. Shiebler               Director and Chief Executive Officer
      Betty Welchel                     Chief Legal Officer

      William G. Butterly III           Secretary

      The names and titles of each officer and Director of the Fund who is an officer, employee, director or shareholder of DeIM are shown below:

      Gina Provenzano                   Vice President and Treasurer

      Miyuki Wakatsuki                  Vice President

      Sean Lenihan                      Vice President

      Maureen E. Kane                   Vice President and Secretary

      John R. Hebble                    Assistant Treasurer

      Thomas Lally                      Assistant Treasurer

      Brenda Lyons                      Assistant Treasurer

      Exhibit L sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by DeIM that have similar investment objectives to the Fund.

Brokerage Commissions on Portfolio Transactions

      DeIM, and DeAMJ when applicable, places orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, DeIM may place such orders with brokers and dealers who supply brokerage and research services to DeIM or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. DeIM is authorized when placing portfolio transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research services. In selecting brokers and dealers with which to place portfolio transactions for the Fund, DeIM may consider sales of shares of the Fund and of any funds advised by DeIM. The placement of portfolio transactions is supervised by DeIM, and DeAMJ when applicable.

For the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions to an "affiliated broker," as defined in Item 22(a)(1)(ii) of
Schedule 14A under the Securities Exchange Act of 1934, as amended; nor has the Fund paid any brokerage commissions to an "affiliated broker" during the interim period ending May 31, 2002.

Board Considerations

      The Board considered all factors they deemed relevant, including the following factors considered by the Board in previously approving the continuation of the Prior Agreement and the Interim Agreement: investment performance, both of the Fund itself and relative to appropriate peer groups and one or a combination of market indices; comparative data on proposed fees and expenses; fall-out benefits to DeIM from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of DeIM; and the potential benefits to DeIM, the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. Moreover, the Board considered the nature and quality of services provided by DeIM during the interim period as compared to the services which the Fund had customarily received under the Prior Agreement. In addition, the Board considered the potential need to have DeIM continue to provide investment management services during the transition to the new management structure for the Fund, as described in Proposals 1 and 2 above.

      In its deliberations, the Board also took into account the fact that the Transitional Investment Management Agreement, the Interim Agreement and the Prior Agreement, including the terms relating to the services to be provided and the fees and expenses payable thereunder, are substantially identical except with regard to the maximum duration of each Agreement and, with regard to the special provisions required by Rule 15a-4 in the Interim Agreement. The Rule 15a-4 provisions are described below under "Differences Between the Transitional Investment Management Agreement and the Interim Agreement." The differences between the Transitional Investment Management Agreement and the Prior Agreement are described below under "Differences Between the Transitional Investment Management Agreement and the Prior Agreement."

      After consideration of the factors described herein, the Board determined that the terms and conditions of the Transitional Investment Management Agreement are fair, that it is appropriate for DeIM to receive the full amount of management and advisory fees earned during the interim period which are being held in escrow pursuant to Rule 15a-4, and further, that it would be in the best interests of the shareholders of the Fund to enter into the Transitional Investment Management Agreement until September __, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date, to facilitate the transition of management responsibilities from DeIM to FMR and SEI.

Description of the Prior Agreement

      General

      Under the Prior Agreement, DeIM provided the Fund with continuing investment management services. DeIM also determined which securities would be purchased, held or sold, and what portion of the Fund's assets would be held uninvested, subject to the Fund's Articles of Incorporation, By-Laws, the investment objectives, policies and restrictions set forth in the Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions established by the Directors of the Fund.

      DeIM's Responsibilities

      The Prior Agreement stated that DeIM would provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, render administrative services on behalf of the Fund necessary for the Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to Fund shareholders; negotiating and supervising contractual arrangements with, and monitoring the performance of various third-party service providers to the Fund and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues; establishing and monitoring the Fund's operating expense budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      Fees and Expenses

      For its services under the Prior Agreement, DeIM received a monthly fee, payable in dollars, equal on an annual basis to 0.85% of the first $100 million of average daily net assets, 0.75% on net assets in excess of $100 million up to and including $300 million, 0.70% on net assets in excess of $300 million up to and including $600 million, and 0.65% of net assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund were determined as of the close of business on each business day of each month throughout the year. For the fiscal year ended December 31, 2000, the fee pursuant to the Prior Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the fee pursuant to the Prior Agreement amounted to $3,330,953, which was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

      Under the Prior Agreement, DeIM paid the compensation and expenses of all Directors, officers and executive employees of the Fund affiliated with DeIM (except expenses incurred attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) and made available, without expense to the Fund, the services of such Directors, officers and employees of DeIM as were duly elected officers of the Fund, subject to the their individual consent to serve and to any limitations imposed by law, and provided the Fund's office space and facilities.

Additional Information About the Prior Agreement

      DeIM acted as the Fund's investment manager pursuant to the Prior Agreement, which went into effect on September 7, 1998. The Prior Agreement was last approved by shareholders of the Fund on December 11, 1998 and was last approved by the Fund's Board on October 25, 2001. The Prior Agreement remained in effect until it automatically terminated upon the Closing, which constituted an assignment.

The Transitional Investment Management Agreement

      The Transitional Investment Management Agreement was approved by the Fund's Board on June 28, 2002. The Transitional Investment Management Agreement for the Fund will be dated as of the date it is approved by shareholders of the Fund and continue in effect until September __, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date, and may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board, upon 5 days' written notice to DeIM, or by DeIM upon 5 days' written notice to the Fund.

Differences Between the Transitional Investment Management Agreement and the Prior Agreement

      The terms of the Transitional Investment Management Agreement are substantially identical to the terms of the Prior Agreement, except for the duration term. The Prior Agreement had no maximum term so long as, after its initial post-inception period, it was renewed at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Transitional Investment Management Agreement, in contrast, would terminate on September __, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date, and may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board, upon 5 days' written notice to DeIM, or by DeIM upon 5 days' written notice to the Fund.

      The investment management fee rate paid by the Fund under the Transitional Investment Management Agreement is the same as that paid under the Prior Agreement and the Interim Agreement.

Differences Between the Transitional Investment Management Agreement and the Interim Investment Management Agreement

      The terms of the Transitional Investment Management Agreement are substantially identical to the terms of the Interim Agreement, except for certain special provisions required by Rule 15a-4 for the Interim Agreement, including: the Interim Agreement has a maximum term of 150 days; the Interim Agreement authorizes the Fund's Board or holders of a majority of the Fund's outstanding shares to terminate the agreement at any time without penalty on not more than 10 days' written notice; and the Interim Agreement contains a provision requiring that any compensation earned by DeIM under the agreement be held in an interest-bearing escrow account until shareholder approval of a new investment management agreement was obtained, after which the amount in the escrow account (together with any interest) would be paid to DeIM. In contrast, the Transitional Investment Management Agreement will be terminated as early as September __, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date, and may be terminated with respect to the Fund at any time without the payment of any penalty upon 5 days' written notice; and it does not have an escrow provision with regard to payment of fees to DeIM.

      The investment management fee rate paid by the Fund under the Transitional Investment Management Agreement is the same as that paid under the Prior Agreement and the Interim Agreement.

Principal Underwriter and Fund Service Providers

      Class S Shares

      Scudder Service Corporation ("SSC"), a subsidiary of DeIM, serves as shareholder servicing agent and as transfer and dividend paying agent for the Class S shares of the Fund. For the year ended December 31, 2001, the amount charged to the Class S shares by SSC aggregated $480,887. Scudder Investor Services, Inc. ("SISI"), a subsidiary of DeIM, is the principal underwriter and distributor of the Class S shares. SISI receives no compensation from the Fund for its services as principal underwriter and distributor of the Class S shares. If the FMR Agreement described in Proposal 1 is approved by the shareholders, the Fund will enter into a new service agreement with SEI, and SSC and SISI will no longer provide these services to the Fund.

      Class A, B and C Shares

      Scudder Investment Services Company ("SISC"), an affiliate of DeIM, serves as shareholder servicing agent and as transfer and dividend paying agent for the Class A, B and C shares. For the year ended December 31, 2001, no amount was charged for these services to Classes A, B and C by SISC after a waiver of $7,691, $992 and $992, respectively. Scudder Distributors, Inc. ("SDI"), a wholly-owned subsidiary of DeIM, provides administrative services to the Class A, B and C shares under an administrative services agreement. For the year ended December 31, 2001, the administrative services fees paid to SDI by Class A, B and C shares pursuant to the Rule 12b-1 plan for each Class were $1,942, $273 and $447, after waivers of $983, $99 and $228, respectively. SDI is also the principal underwriter and distributor for the Class A, B and C shares. For the year ended December 31, 2001, the distribution services fee paid by Class B and C pursuant to the Rule 12b-1 plan for each Class were $1,131 and $2,043, respectively. SDI receives no compensation from the Fund for its services as principal underwriter and distributor of the Class A shares.

Approval of Transitional Subadvisory Agreement with DeAMJ

Introduction

      As discussed above, the Closing constituted an assignment of the Prior Agreement, and therefore automatically caused the termination of the Prior Subadvisory Agreement between Scudder and Zurich Scudder Investments Japan, Inc. ("ZSIJ") on April 5, 2002. On April 1, 2002, in anticipation of the termination of the Prior Subadvisory Agreement, the Board approved an interim subadvisory agreement on behalf of the Fund, between DeIM and ZSIJ, which became effective upon the Closing. Pursuant to that agreement, ZSIJ would continue to furnish information, investment recommendations, advice and assistance to DeIM. On May 2, 2002, as part of Deutsche Bank's ongoing efforts to streamline global investment operations, Deutsche Asset Management (Japan) Limited ("DeAMJ"), a subsidiary of Deutsche Bank, acquired ZSIJ. The acquisition may have constituted an assignment terminating the first interim subadvisory agreement. Therefore on April 25, 2002, the Board approved a second interim subadvisory agreement between DeIM and DeAMJ, which was substantially identical to the first interim subadvisory agreement between DeIM and ZSIJ (the "Interim Subadvisory Agreement")

      Since April 5, 2002, ZSIJ and DeAMJ have provided services to the Fund pursuant to the Interim Subadvisory Agreement. The Interim Subadvisory Agreement is scheduled to expire on September 2, 2002, unless earlier terminated. As required by the 1940 Act, the Interim Subadvisory Agreement provides that compensation earned by DeAMJ under the Interim Subadvisory Agreement shall be held in an interest-bearing escrow account. Consistent with the 1940 Act, the Interim

Subadvisory Agreement also provides that shareholders must approve a new subadvisory agreement with DeAMJ before the entire amount held in the escrow account can be released.

      In recognition of the services provided under the Interim Subadvisory Agreement, the Board unanimously recommends that shareholders approve a new subadvisory agreement between DeIM and DeAMJ (the "Transitional Subadvisory Agreement"). A copy of the form of Transitional Subadvisory Agreement is attached hereto as Exhibit [P]. The terms of the Transitional Subadvisory Agreement are substantially identical to the terms of the Prior Subadvisory Agreement, except that the Transitional Subadvisory Agreement will terminate not more than 60 days from its effective date See "Differences Between the Transitional Subadvisory Agreement and the Prior Subadvisory Agreement". The material terms of the Prior Subadvisory Agreement are fully described under "Description of the Prior Subadvisory Agreement" below. The description is qualified in its entirety by reference to Exhibit M.

Board Approval and Recommendation

      On June 28, 2002, the Board, including each Independent Director, voted unanimously to approve the Transitional Subadvisory Agreement and to recommend its approval to the shareholders of the Fund.

      The Board unanimously recommends that shareholders vote in favor of the approval of the Transitional Subadvisory Agreement.

Board Considerations

      In considering whether to approve the Transitional Subadvisory Agreement, the Board considered similar factors to those it considered in approving the Transitional Investment Management Agreement, to the extent applicable. See "Approval of Transitional Investment Management Agreement with DeIM - Board Considerations" above for more information regarding the Board's evaluation. In addition, the Board considered information and materials provided by Deutsche Asset Management and DeAMJ, and the nature and quality of services provided by DeAMJ during the interim period. Furthermore, the Board considered that approval of the Transitional Subadvisory Agreement would not affect the management fees paid by the Fund.

Description of the Prior Subadvisory Agreement

      Under the Prior Subadvisory Agreement, DeAMJ (formerly ZSIJ) provided subadvisory services relating to the management of the Fund's assets, including developing, recommending and implementing an investment program and strategy for the Fund, providing research and analysis relative to the investment program and investments of the Fund, determining which securities should be purchased, loaned and sold, monitoring on a continuing basis the performance of the investments of the Fund to meet its stated investment objective and placing orders for execution of the Fund's portfolio transactions. DeAMJ was required to provide reports upon request on portfolio transactions and reports on assets held in the Fund and also to inform DeIM, the officers of the Fund and the Directors on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund.

      Pursuant to the Prior Subadvisory Agreement, DeAMJ, at its expense, furnished all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

      Under the Prior Subadvisory Agreement, DeIM paid to DeAMJ a monthly fee equal to 0.280% of the average daily net assets of the Fund.

Fees and Expenses

      Under the Prior Subadvisory Agreement, DeIM paid to DeAMJ a monthly fee equal to 0.280% of the average daily net assets of the Fund. During fiscal year ended December 31, 2001, the fees paid by DeIM to DeAMJ, pursuant to the Prior Subadvisory Agreement, amounted to $1,065,203.

Differences Between the Transitional Subadvisory Agreement and the Prior Subadvisory Agreement

      The terms of the Transitional Subadvisory Agreement are substantially identical to the terms of the Prior Subadvisory Agreement, except for its duration term. The Prior Subadvisory Agreement had no maximum term, so long as it was renewed at least annually by the Fund's shareholders or the Board, while the Transitional Subadvisory Agreement would terminate on September __, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date and it may be terminated by either party at any time without payment of any penalty on 5 days' written notice.

      The subadvisory fee rate paid by DeIM to DeAMJ under the Transitional Subadvisory Agreement is the same as that paid under the Prior Subadvisory Agreement.

Differences Between the Transitional Subadvisory Agreement and the Interim Subadvisory Agreement

      The terms of the Transitional Subadvisory Agreement are substantially identical to the terms of the Interim Subadvisory Agreements, except for certain special provisions required by Rule 15a-4 for the Interim Subadvisory Agreement, including: the Interim Subadvisory Agreement has a maximum term of 150 days; the Interim Subadvisory Agreement contains a provision that the Fund's Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and the Interim Subadvisory Agreement contains a provision requiring that the compensation earned by DeAMJ under the agreement be held in an interest-bearing escrow account until shareholder approval of a new subadvisory agreement was obtained, after which the amount in the escrow account (together with any interest) would be paid to DeAMJ. In contrast, the Transitional Subadvisory Agreement will be terminated as early as September ____, 2002 or such later date as may be determined by the Directors, not to exceed 60 days from its effective date. It may be terminated by either party at any time without the payment of any penalty on 5 days' written notice; and it does not have an escrow provision with regard to payment of fees.

      The investment management fee rate paid by the Fund under the Transitional Subadvisory Agreement is the same as that paid under the Prior Subadvisory Agreement.

Information about DeAMJ

      DeAMJ, located at Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173, is an indirect wholly-owned subsidiary of Deutsche Bank. As of May 1, 2002, DeAMJ had approximately $11 billion in assets under management. The name, and principal occupation of each of the directors and the principal executive officers of DeAMJ are set forth below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMJ, is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173.

      Isao Sakaguchi                    Director and President
      Anthony J. Lally                  Managing Director
      Masaki Fukuda                     Director and Chief Compliance Officer
      Brian E. Scullin                  Director
      Timothy J. Hudson                 Chief Operating Officer
      Yoshikane Takahashi               Chief Financial Officer

No officer or director of the Fund is an officer, employee, director, or shareholder of DeAMJ.

    The Directors of the Fund unanimously recommend that shareholders of the Fund vote FOR the approval of the Transitional Investment Management Agreement and the Transitional Subadvisory Agreement.

                                   PROPOSAL 4:
                        Election of Directors of the Fund

      At the Meeting, eight Directors are to be elected to constitute the Fund's Board. For election of Directors at the Meeting, the Board has approved the nomination of the following individuals: William L. Givens, Shinji Fukukawa, Thomas M. Hout, John F. Loughran, Yoshihiko Miyauchi, Willam V. Rapp, Takeo Shiina and Yasuo Kanzaki. Election of the each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (i.e. the eight Directors receiving the greatest number of votes will be elected). Each of the nominees is now a

Director of the Fund and each has consented to be nominated and to continue to serve if elected. All of the nominees except for Mr. Fukukawa and Mr. Kanzaki were previously elected by the shareholders of the Fund. An election of Directors is proposed for this Meeting to allow greater flexibility for the Board to fill vacancies occurring between shareholder meetings and comply with the requirement under Section 16(a) of the 1940 Act that at least two-thirds of the Directors are elected by shareholders.

      The persons named on the accompanying proxy card, if granted authority to vote in the election of Directors, intend to vote at the Meeting for the election of the nominees named above. They are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not generally hold annual meetings of shareholders, each Director will hold office for an indeterminate period. In the unanticipated event that any nominee for Director cannot be a candidate at the Meeting, the appointed proxies will vote their proxy in favor of the remainder nominees and, in addition, in favor of such substitute nominee (if any) as the Board shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Meeting.

      The Board of Directors considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by shareholders and others, recommends the slate of Director candidates to be proposed for election by shareholders and sets policies regarding retirement from the Board. Shareholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate's business experience and other information relevant to the candidate's qualifications to serve as a Director.

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees as a Director of the Fund. The current address of all of the nominees is c/o Deustsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Each nominee's age is in parentheses after his name.

Non-Interested Directors

--------------------- ---------------- -------------------------- ------------ ---------------------------
                                                                    No. of
   Name, Age and        Length of      Principal Occupation(s)    Portfolios    Other Directorships Held
 Position(s) Held       Time Served       During Past 5 Years      in Fund
   with the Fund                                                    Complex
                                                                   Overseen
--------------------- ---------------- -------------------------- ------------ ---------------------------
William L. Givens     1978 to present  President, Twain                1       None
(72)                                   Associates (consultant)
Director and
Chairman
--------------------- ---------------- -------------------------- ------------ ---------------------------

--------------------- ---------------- -------------------------- ------------ ---------------------------
Shinji Fukukawa       2001 to present  Chief Executive Officer,        1       None
(71)                                   Dentsu Institute for
Director                               Human Studies
--------------------- ---------------- -------------------------- ------------ ---------------------------
Thomas M. Hout (59)   1998 to present  Senior Advisor,                 1       None
Director                               Boston Consulting Group
--------------------- ---------------- -------------------------- ------------ ---------------------------
John F. Loughran      1974 and         Retired 1995; formerly,         1       The Industrial Bank of
(69)                  1990 to present  Senior Advisor for Asia                 Japan Trust Company
Director                               Pacific to J.P. Morgan &
                                       Co., Inc.
--------------------- ---------------- -------------------------- ------------ ---------------------------

--------------------- ---------------- -------------------------- ------------ ---------------------------
Yoshihiko Miyauchi    1996 to present  Chairman and Chief              1       ORIX Alpha Corporation,
(66)                                   Executive Officer, ORIX                 ORIX Auto Leasing
Director                               Corporation                             Corporation, ORIX Rentec
                                                                               Corporation, ORIX
                                                                               COMMODITIES Corporation,
                                                                               ORIX Credit Corporation,
                                                                               ORIX Rent-A-Car
                                                                               Corporation, ORIX
                                                                               Baseball Club Co., Ltd.,
                                                                               ORIX Investment
                                                                               Corporation, ORIX Real
                                                                               Estate Corporation, ORIX
                                                                               Human Resources
                                                                               Corporation, Nissei
                                                                               Leasing Co., Ltd., Nippon
                                                                               Venture Capital Co.,
                                                                               Ltd., Fuji Xerox Co.,
                                                                               Ltd., Dream Incubator
                                                                               Inc., AOZORA BANK, LTD.,
                                                                               Mercian Corporation,
                                                                               YASUDA AND PAMA LIMITED,
                                                                               JAPAN FUND INC., ORIX
                                                                               Australia Corporation
                                                                               Limited, ORIX Asia
                                                                               Limited, INFRASTRUCTURE
                                                                               LEASING & FINANCIAL
                                                                               SERVICES LIMITED, ORIX
                                                                               Leasing Pakistan Limited,
                                                                               ORIX Leasing Singapore
                                                                               Limited, United Overseas
                                                                               Land Limited, Lanka ORIX
                                                                               Leasing Company Limited,
                                                                               ORIX Taiwan Corporation,
                                                                               Thai ORIX Leasing Co.,
                                                                               Ltd., ORIX America, Inc.,
                                                                               ORIX Commercial Alliance
                                                                               Corporation, ORIX
                                                                               Financial Services, Inc.,
                                                                               ORIX USA CORPORATION,
                                                                               ORIX Capital Markets,
                                                                               LLC., ORIX Hawaii, Inc.
--------------------- ---------------- -------------------------- ------------ ---------------------------

--------------------- ---------------- -------------------------- ------------ ---------------------------
William V. Rapp       1991 to present  President, WV Research          1       Center on Japan Economy
(62)                                   Associates;                             and Business
                                       Research Professor and
                                       Chair, Henry J. Leir
                                       International Trade and
                                       Business School of
                                       Management, New Jersey
                                       Institute of Technology;
                                       Senior Research Fellow,
                                       Columbia University;
                                       Fulbright Professor,
                                       Ritsumeikan University
                                       (until 1999); Managing
                                       Director, Rue Associates
                                       (1991-1999); Academic
                                       Director, Yale
                                       University (1996-1999)
--------------------- ---------------- -------------------------- ------------ ---------------------------
Takeo Shiina (72)     1998 to present  Senior Advisor, IBM             1       Hoya Corporation;
Director                               Japan, Ltd.                             Mitsui O.S.K. Lines,
                                                                               Meiji Seika Kaisha, Ltd.,
                                                                               The Tokyo Star Bank,
                                                                               Limited
--------------------- ---------------- -------------------------- ------------ ---------------------------

Interested Directors

------------------------- ---------------------- --------------------------------- ------------ ----------------------
                                                                                     No. of
     Name, Age and             Length of         Principal Occupation(s) During    Portfolios   Other Directorships
 Position(s) Held with         Time Served                 Past 5 Years             in Fund             Held
        the Fund                                                                     Complex
                                                                                    Overseen
------------------------- ---------------------- --------------------------------- ------------ ----------------------
*Yasuo Kanzaki (70)       2001 to present        Special Advisor,                       1       None
Director                                         Nikko Salomon Smith Barney;
                                                 formerly, Chairman Emeritus,
                                                 The Nikko Research Center Ltd.
                                                 (until 2001)
------------------------- ---------------------- --------------------------------- ------------ ----------------------

*Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund because of his affiliation with a broker-dealer.

      The names of the Directors of the Fund who own securities in the Fund, any Scudder Fund overseen by the Director and any FMR fund overseen by the Director are listed in Exhibit K.

      The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The slate of nominees proposed for election as Directors of the Fund is composed of one individual who is considered an Interested Person because of his affiliation with a broker-dealer, and seven individuals who are considered Independent Directors. The SEC has adopted rules that will require a majority of the board members of a registered investment company to be "independent" if the company takes advantage of certain exemptive rules under the 1940 Act. If the nominees proposed for election as Directors of the Fund are elected, 87% of the Board of Directors will be composed of Independent Directors. As required by the SEC's rules, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

Board and Committee Meetings

      The Board of Directors has an Executive Committee, Valuation Committee, a Committee on Independent Directors, a Special Strategy Committee (US), a Special Strategy Committee (Japan), a Special Meeting Committee, a Record Date Committee and an Audit Committee. In 2001, the Board of Directors held over 20 meetings, the Special Strategy Committee (US) held two meetings, the Special Strategy Committee (Japan) held two meetings, the Audit Committee held one meeting and the Valuation Committee held three meetings. The Committee on Independent Directors and the Executive Committee did not meet in 2001. The Special Meeting Committee and Record Date Committee were not in existence in 2001. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all Committees of the Board on which he served in 2001.

Executive Committee

      The Executive Committee is delegated with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board of Directors is not in session. These duties and powers include, but are not limited to, the determination of persons to serve as members of the Board who are not "interested persons" and the nomination of the appropriate number of candidates for election as non-interested members of the Board in connection with each meeting of the shareholders at which members of the Board are to be elected, or whenever a vacancy shall exist which is to be filled by a non-interested member of the Board The Committee is composed of two Independent Directors (John F. Loughran and William L. Givens).

Valuation Committee

      The Valuation Committee is delegated the power and duty to determine the value of the portfolio assets of the Fund pursuant to the valuation policies adopted by the Board of Directors. The Committee is composed of one Independent Director (John F. Loughran).

Committee on Independent Directors

      The Committee on Independent Directors is delegated the power to select and nominate Independent Directors and to establish Director compensation, retirement and fund ownership policies. The Committee is composed of six Independent Directors (John F. Loughran, William L. Givens, Thomas M. Hout, Yoshihiko Miyauchi, William V. Rapp and Takeo Shiina).

Special Strategy Committee (US)

      The Special Strategy Committee (US) is delegated the power to review and evaluate strategic options for the Fund, including possible courses of action in the event of a sale or merger, select and hire on behalf of the Fund one or more outside consultants with such experience and expertise in the investment management industry as the Committee deems appropriate for the purpose of assisting in the identification and evaluation of strategic options for the Fund, review and approve any and all agreements, documents and instruments entered into by the Fund in connection with selection and hiring of consultants and take any and all actions deemed necessary or appropriate by the Committee to carry out the foregoing duties. The Committee is composed of three Independent Directors (William L. Givens, William V. Rapp and Thomas M. Hout).

Special Strategy Committee (Japan)

      The Special Strategy Committee (Japan) is delegated the power to review and evaluate strategic options for the Fund, including possible courses of action in the event of a sale or merger, select and hire on behalf of the Fund one or more outside consultants with such experience and expertise in the investment management industry as the Committee deems appropriate for the purpose of assisting in the identification and evaluation of strategic options for the Fund, review and approve any and all agreements, documents and instruments entered into by the Fund in connection with selection and hiring of consultants and take any and all actions deemed necessary or appropriate by the Committee to carry out the foregoing duties. The Committee is composed of three Independent Directors (Yoshihiko Miyauchi, Takeo Shiina and Shinji Fukukawa).

Record Date Committee

      The Record Date Committee is delegated the power to set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to shareholders, including which shareholders are entitled to notice of a meeting, vote at a meeting or be allotted other rights. The Committee is composed of two Independent Directors (William L. Givens and William V. Rapp).

Special Meeting Committee

      The Special Meeting Committee is delegated the power to set the date, time and place of special meetings of shareholders of the Fund, to distribute notices of special meetings, proxies and proxy statements, such proxies and proxy statements to be in such form as is approved by the Board. The Committee is composed of two Independent Directors (William L. Givens and William V. Rapp).

Audit Committee

      The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof and acts as a liaison between the Fund's independent accountants and the full Board of Directors. The Audit Committee is composed of six Independent Directors (John F. Loughran, William L. Givens, Thomas M. Hout, Yoshihiko Miyauchi, William V. Rapp, Takeo Shiina and Shinji Fukukawa) and is governed by a written charter adopted by the Board (a copy of which is attached hereto as Appendix 1), that sets forth in greater detail the Audit Committee's purposes, duties and powers.

Audit Committee Report

      At a special meeting of the Audit Committee held on April 24, 2002, the Committee reviewed the Fund's audited financial statements and discussed the financial statements with DeIM and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent accountants the accountant's independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which had been previously provided. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to stockholders for the 2001 fiscal year.

Independent Accountant

      At a meeting held on April 24, 2002, the Independent Directors and the full Board of Directors, voting separately, unanimously selected PricewaterhouseCoopers LLP as the Fund's independent accountants, for the fiscal year ending December 31, 2002, to examine the Fund's books and accounts and to certify the Fund's financial statements. PricewaterhouseCoopers LLP are independent public accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. The Fund's financial statements for the fiscal year ended December 31, 2001 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP:

                 **Financial Information
                    Systems Design and
Audit Fees(1)       Implementation Fees     **All Other Fees(2)
-------------    -----------------------    -------------------
  $[     ]             $[      ]                  $[     ]

      The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

      The Fund's audit committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with the DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

      One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

----------------

      (1) PricewaterhouseCoopers LLP also serves as the independent accountant for other funds advised by DeIM and FMR, and receives audit and other fees for services performed for these funds.

      (2) In addition to the amount shown in the table for the Fund, PricewaterhouseCoopers LLP billed fees in the aggregate amount of $[ ] for services performed for DeIM and its affiliates and $[ ] for services performed for FMR and its affiliates that currently and potentially provide support for the operations of the Fund.

Officers of the Fund

      The following persons are Officers of the Fund and will serve as Officers until the effective date of the FMR Agreement. If the FMR Agreement is approved by the Fund's shareholders, it is expected that the Board will appoint individuals affiliated with SEI to replace the Officers listed below. In addition, the Board intends to appoint a new President of the Fund who will be independent of both FMR and SEI.

                                                                     Year First
                             Present Office with the Fund;           Became an
      Name (Age)          Principal Occupation or Employment(3)      Officer(4)
      ----------          -------------------------------------      ----------
Gina Provenzano             Vice President and Treasurer                1978

Miyuki Wakatsuki            Vice President                              1994

Sean Lenihan                Vice President                              2001

Maureen Kane                Vice President and Secretary                1999

John R. Hebble              Assistant Treasurer                         1998

Thomas Lally                Assistant Treasurer                         2001

Brenda Lyons                Assistant Treasurer                         1998

Remuneration of Directors and Officers

      Each Independent Director receives compensation from the Fund for his or her services which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Under

----------------

      (3) Unless otherwise stated, all Officers have been associated with DeIM for more than five years, although not necessarily in the same capacity. All Officers, except Ms. Kane, are also officers or directors of other funds advised by DeIM.

      (4) All Officers are appointed annually by, and serve at the discretion of, the Board of Directors.

the Directors' Retirement Plan (the "Retirement Plan"), Independent Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Independent Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of an Independent Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Independent Director.

      Currently, the Fund does not compensate its Officers or employees, since DeIM makes these individuals available to the Fund to serve without compensation from the Fund. If the FMR Agreement is approved by the Fund's shareholders, it is expected that SEI will make certain individuals available to serve as Officers of the Fund, upon appointment by the Board, without compensation from the Fund. In addition, the Board intends to appoint a new President of the Fund who will be independent of both FMR and SEI, and compensated by the Fund for his or her services. For comparison purposes, an estimated amount of expenses for management functions, including the office of the President, has been included in the proposed investment management fees set forth in the tables under "Proposal 1 - Fees and Expenses."

      For the fiscal year ended December 31, 2001, total compensation (including reimbursement of expenses) for all Directors and Honorary Directors as a group was $202,430 including $37,430 in compensation and retirement benefits for Honorary Directors.

      The Compensation Table below provides in tabular form the following data:

            Column (1) All Directors who receive compensation from the Fund.

            Column (2) Aggregate compensation received by a Director from the Fund.

            Column (3) Total compensation received by a Director from the Fund, DeIM and from all other funds advised by DeIM. No member of the Board serves as a Director or Trustee for any other fund in the complex of funds advised by DeIM.

                              Compensation Table
                  for the fiscal year ended December 31, 2001
--------------------------------------------------------------------------------
             (1)                       (2)                       (3)
--------------------------------------------------------------------------------
        Name of Person,       Aggregate Compensation      Total Compensation
           Position                from the Fund        From the Fund and Fund
                                                                Complex
                                                           Paid to Director
--------------------------------------------------------------------------------
      William L. Givens           $34,000                  $34,000
          Chairman
       Shinji Fukukawa            $14,250                  $14,250
          Director
       Thomas M. Hout             $19,750                  $19,750
          Director
        Yasuo Kanzaki             $18,250                  $18,250
          Director
      John F. Loughran            $20,500                  $20,500
          Director
     Yoshihiko Miyauchi           $16,000                  $16,000
          Director
       William V. Rapp            $20,750                  $20,750
          Director
        Takeo Shiina              $18,250                  $18,250
--------------------------------------------------------------------------------

      The Directors of the Fund unanimously recommend that Shareholders of the Fund vote FOR election of each of the nominees for Director.

                             Additional Information

General

      The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be shared by the Fund, Deutsche Bank and FMR. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of SEI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Deutsche Investment Management Americas Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

      The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of adjournment. If the necessary quorum is obtained but the vote required to approve a Proposal is not obtained, the persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposals 1, 2 and 3 each requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 4 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy (i.e. the eight Directors receiving the greatest number of votes will be elected).

      Abstentions will have the effect of a "no" vote on Proposals 1, 2 and 3. Broker non-votes will have the effect of a "no" vote on each of Proposals 1, 2 and 3, each of which requires the approval of a specified percentage of the outstanding shares of the Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to each of Proposals 1, 2 and 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 4.

      Holders of record of the shares of the Fund at the close of business on July [ ], 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. On July [ ],
2002, there were [         ] shares of the Fund outstanding.

      As of April 1, 2002, all Directors and Officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of the Fund.

      To the best of the Fund's knowledge, as of April 1, 2002, no person owned beneficially more than 5% of the Fund's outstanding shares, except as listed in Appendix 2.

      Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $35,056, plus expenses. Such expenses are to be shared by the Fund, DeIM and FMR. As the Meeting date approaches, certain shareholders of Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and complete address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions.
Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy

Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at (866) 204-4425. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at the address for the Fund shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

      The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

      PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

-------------------
William L. Givens
Chairman of the Board

                                INDEX OF EXHIBITS

Exhibit A:        Table of Average Net Assets and Expense Ratios for Investment
                  Companies Managed by FMR with Similar Investment Objectives as the Fund

Exhibit B:        Form of FMR Advisory Agreement

Exhibit C:        Form of FMR Subadvisory Agreement between FMR and FMRC

Exhibit D:        Form of FMR Subadvisory Agreement between FMR and FIIA

Exhibit E:        Form of FMR Subadvisory Agreement between FIIA and FIJ

Exhibit F:        Form of FMR Subadvisory Agreement between FMR and FMR Far East

Exhibit G:        Form of FMR Subadvisory Agreement between FMR Far East and FIJ

Exhibit H:        Form of FMR Subadvisory Agreement between FIIA and FIIA(U.K.)L

Exhibit I:        Form of FMR Subadvisory Agreement between FMR and FMR U.K.

Exhibit J:        Form of Transitional Investment Management Agreement

Exhibit K:        Director Ownership of Fund Securities, Securities of other
                  Scudder Funds Overseen by the Director and other FMR Funds
                  Overseen by the Director

Exhibit L:        Table of Average Net Assets and Expense Ratios for Investment
                  Companies Managed advised by DeIM with Similar Investment
                  Objectives as the Fund

Exhibit M:        Form of Transitional Subadvisory Agreement

Appendix 1:       Audit Committee Charter [To Come]

Appendix 2:       Beneficial owners of more than 5% of any class of the Fund's voting securities

                                                                       EXHIBIT A

Table of Average Net Assets and Expense Ratios for Investment Companies Managed by FMR with Similar Investment Objectives as the Fund.

Investment                                             Fiscal          Average          Ratio of Net
Objective and Fund                                     Year End (a)    Net Assets       Advisory Fees
------------------                                     ---------       (in              to Average
                                                                       millions         Net Assets
                                                                       of $)(b)         Paid
                                                                       ----------       to FMR (c)
                                                                                        -------------
Growth
Large Cap Stock(g)(h)                                      4/30/01          966.8       0.69
Mid Cap Stock(g)(h)                                        4/30/01        5,847.3       0.67
Small Cap Retirement(e)(g)(h)                              4/30/01            2.7       0.00(d)(z)
Small Cap Stock(g)(h)                                      4/30/01        1,102.0       0.85
Contrafund II(g)(h)                                        6/30/01        1,476.1       0.71
Fidelity Fifty(R)(g)(h)                                    6/30/01          447.0       0.63
Advisor Focus Funds:(g)(h)
Consumer Industries:(x)
         Class A                                           7/31/01            4.0       0.58
         Class T                                           7/31/01           12.9       0.58
         Class B                                           7/31/01           10.9       0.58
         Class C                                           7/31/01            4.2       0.58
         Institutional Class                               7/31/01            1.5       0.58
Cyclical Industries:(x)
         Class A                                           7/31/01            1.5       0.58
         Class T                                           7/31/01            4.6       0.58
         Class B                                           7/31/01            3.5       0.58
         Class C                                           7/31/01            1.4       0.58
         Institutional Class                               7/31/01            1.7       0.58
Financial Services:
         Class A                                           7/31/01           69.6       0.58
         Class T                                           7/31/01          227.3       0.58
         Class B                                           7/31/01          229.6       0.58
         Class C                                           7/31/01          129.0       0.58
         Institutional Class                               7/31/01           16.0       0.58
Advisor Focus Funds:(g)(h)
continued
Health Care:
         Class A                                           7/31/01          135.3       0.58
         Class T                                           7/31/01          391.0       0.58
         Class B                                           7/31/01          432.9       0.58
         Class C                                           7/31/01          219.1       0.58
         Institutional Class                               7/31/01           41.7       0.58
Natural Resources:
         Class A                                           7/31/01           15.8       0.58
         Class T                                           7/31/01          265.2       0.58
         Class B                                           7/31/01           70.4       0.58

         Class C                                           7/31/01           22.2       0.58
         Institutional Class                               7/31/01            5.6       0.58
Technology:
         Class A                                           7/31/01          292.3       0.58
         Class T                                           7/31/01          924.9       0.58
         Class B                                           7/31/01        1,017.2       0.58
         Class C                                           7/31/01          365.9       0.58
         Institutional Class                               7/31/01           41.7       0.58
Telecommunications & Utilities Growth:
         Class A                                           7/31/01           57.7       0.58
         Class T                                           7/31/01          178.0       0.58
         Class B                                           7/31/01          229.1       0.58
         Class C                                           7/31/01          108.7       0.58
         Institutional Class                               7/31/01           11.1       0.58
Blue Chip Growth(g)(h)                                     7/31/01       26,408.0       0.66
Dividend Growth(g)(h)                                      7/31/01       12,368.1       0.74
Leveraged Company Stock(g)                                 7/31/01          158.0       0.63
Low-Priced Stock(g)(h)                                     7/31/01        7,550.9       0.77
OTC Portfolio(g)(h)                                        7/31/01       11,261.8       0.74
Export and Multinational Fund(g)(h)                        8/31/01          507.9       0.58
Destiny I:(g)(h)
Class O                                                    9/30/01        4,804.3       0.38
Class N                                                    9/30/01            5.0       0.38
Destiny(SM) II:(g)(h)
Class O                                                    9/30/01        5,373.5       0.57
Class N                                                    9/30/01           29.1       0.57
Advisor Diversified International:(f)(h)
Class A                                                   10/31/01           33.7       0.72
Class T                                                   10/31/01          152.4       0.72
Class B                                                   10/31/01           45.1       0.72
Class C                                                   10/31/01           44.1       0.72
Institutional Class                                       10/31/01           38.2       0.72
Advisor Emerging Asia:(f)(h)(x)
Class A                                                   10/31/01           24.5       0.73
Class T                                                   10/31/01            3.8       0.73
Class B                                                   10/31/01            3.1       0.73
Class C                                                   10/31/01            1.9       0.73
Institutional Class                                       10/31/01            1.2       0.73
Advisor Europe Capital Appreciation:(f)(h)(x)
Class A                                                   10/31/01            3.2       0.73
Class T                                                   10/31/01           14.1       0.73
Class B                                                   10/31/01            7.9       0.73
Class C                                                   10/31/01            6.1       0.73

Institutional Class                                       10/31/01            1.0       0.73
Advisor Global Equity:(f)(h)(x)
Class A                                                   10/31/01            3.8       0.73
Class T                                                   10/31/01            8.5       0.73
Class B                                                   10/31/01            5.3       0.73
Class C                                                   10/31/01            4.4       0.73
Institutional Class                                       10/31/01            1.1       0.73
Advisor International Capital Appreciation:(f)(h)(x)
Class A                                                   10/31/01           13.5       0.73
Class T                                                   10/31/01          113.4       0.73
Class B                                                   10/31/01           42.5       0.73
Class C                                                   10/31/01           38.0       0.73
Institutional Class                                       10/31/01            8.1       0.73
Advisor Japan:(f)(h)
Class A                                                   10/31/01            8.9       0.73
Class T                                                   10/31/01           17.1       0.73
Class B                                                   10/31/01           20.2       0.73
Class C                                                   10/31/01           14.0       0.73
Institutional Class                                       10/31/01            1.5       0.73
Advisor Korea:(f)(h)(x)
Class A                                                   10/31/01           15.1       0.83
Class T                                                   10/31/01            0.4       0.83
Class B                                                   10/31/01            0.2       0.83
Class C                                                   10/31/01            0.1       0.83
Institutional Class                                       10/31/01            0.0       0.83
Advisor Latin America:(f)(h)(x)
Class A                                                   10/31/01            0.9       0.73
Class T                                                   10/31/01            1.7       0.73
Class B                                                   10/31/01            1.5       0.73
Class C                                                   10/31/01            1.0       0.73
Institutional Class                                       10/31/01            0.5       0.73
Advisor Overseas:(f)(h)
Class A                                                   10/31/01           50.1       0.76
Class T                                                   10/31/01        1,442.4       0.76
Class B                                                   10/31/01          104.7       0.76
Class C                                                   10/31/01           65.4       0.76
Institutional Class                                       10/31/01           82.2       0.76
Aggressive International(f)(h)                            10/31/01          288.0       0.68
Canada(f)(h)                                              10/31/01          114.4       0.83
Capital Appreciation(g)(h)                                10/31/01        2,638.8       0.71
China Region(f)(h)                                        10/31/01          155.4       0.73
Disciplined Equity(g)(h)                                  10/31/01        3,160.2       0.61

Diversified International (f)(h)                          10/31/01        6,313.0       0.86
Emerging Markets(f)(h)                                    10/31/01          262.5       0.73
Europe(f)(h)                                              10/31/01        1,242.3       0.67
Europe Capital Appreciation(f)(h)                         10/31/01          511.9       0.87
Japan(f)(h)                                               10/31/01          448.5       0.99
Japan Small Companies(f)(h)                               10/31/01          414.6       0.73
Latin America(f)(h)                                       10/31/01          251.1       0.73
Nordic(f)(h)                                              10/31/01          144.8       0.73
Overseas(f)(h)                                            10/31/01        4,124.0       0.80
Pacific Basin(f)(h)                                       10/31/01          404.2       0.96
Small Cap Selector(g)(h)                                  10/31/01          647.9       0.51
Southeast Asia(f)(h)                                      10/31/01          261.5       0.98
Stock Selector(g)(h)                                      10/31/01        1,258.7       0.43
Tax Managed Stock(g)(h)                                   10/31/01           98.3       0.58
TechnoQuant Growth(g)(h)                                  10/31/01           60.7       0.74
Value(g)(h)                                               10/31/01        4,167.8       0.57
Worldwide(f)(h)                                           10/31/01          857.1       0.73
Advisor Dividend Growth:(g)(h)
Class A                                                   11/30/01           87.6       0.58
Class T                                                   11/30/01          857.2       0.58
Class B                                                   11/30/01          364.5       0.58
Class C                                                   11/30/01          232.6       0.58
Institutional Class                                       11/30/01          104.5       0.58
Advisor Dynamic Capital Appreciation:(g)(h)
Class A                                                   11/30/01           28.5       0.58
Class T                                                   11/30/01          234.9       0.58
Class B                                                   11/30/01          108.7       0.58
Class C                                                   11/30/01           72.3       0.58
Institutional Class                                       11/30/01            2.9       0.58
Advisor Equity Growth:(g)(h)
Class A                                                   11/30/01          622.2       0.58
Class T                                                   11/30/01        7,901.1       0.58
Class B                                                   11/30/01        1,990.0       0.58
Class C                                                   11/30/01          817.0       0.58
Institutional Class                                       11/30/01        1,862.5       0.58
Advisor Growth Opportunities:(g)(h)
Class A                                                   11/30/01          371.1       0.20
Class T                                                   11/30/01       10,305.5       0.20
Class B                                                   11/30/01        1,132.5       0.20
Class C                                                   11/30/01          293.8       0.20
Institutional Class                                       11/30/01          249.4       0.20
Advisor Large Cap:(g)(h)
Class A                                                   11/30/01           38.5       0.58
Class T                                                   11/30/01          341.7       0.58

Class B                                                   11/30/01          140.5       0.58
Class C                                                   11/30/01           51.6       0.58
Institutional Class                                       11/30/01           15.6       0.58
Advisor Mid Cap:(g)(h)
Class A                                                   11/30/01          188.8       0.58
Class T                                                   11/30/01        1,370.5       0.58
Class B                                                   11/30/01          474.9       0.58
Class C                                                   11/30/01          222.7       0.58
Institutiona l Class                                      11/30/01          124.3       0.58
Advisor Small Cap:(g)(h)
Class A                                                   11/30/01          107.0       0.73
Class T                                                   11/30/01          644.1       0.73
Class B                                                   11/30/01          289.5       0.73
Class C                                                   11/30/01          220.6       0.73
Institutional Class                                       11/30/01           61.8       0.73
Advisor Strategic
Growth: (g)(h)
Class A                                                   11/30/01            4.7       0.58
Class T                                                   11/30/01           17.7       0.58
Class B                                                   11/30/01           14.2       0.58
Class C                                                   11/30/01            3.0       0.58
Institutional Class                                       11/30/01            0.5       0.58
Advisor Value Strategies:(g)(h)
Class A                                                   11/30/01           50.0       0.57
Class T                                                   11/30/01          548.1       0.57
Class B                                                   11/30/01          124.5       0.57
Initial Class                                             11/30/01           19.8       0.57
Institutional Class                                       11/30/01           28.8       0.57
Aggressive Growth(g)(h)                                   11/30/01       10,454.6       0.66
Growth Company(g)(h)                                      11/30/01       24,394.5       0.75
New Millennium(g)(h)                                      11/30/01        2,987.8       0.82
Independence Fund(g)(h)                                   11/30/01        6,599.0       0.78
Contrafund(R)(g)(h)                                         12/31/01       34,119.2       0.75
Trend(g)(h)                                               12/31/01        1,075.7       0.58
Variable Insurance Products:(h)
  Growth
         Initial Class                                    12/31/01       12,737.9       0.58
         Service Class                                    12/31/01        1,683.2       0.58
         Service Class II                                 12/31/01          107.3       0.58
Overseas(f)
         Initial Class                                    12/31/01        1,828.8       0.73
         Service Class                                    12/31/01          267.5       0.73
         Service Class II                                 12/31/01           20.5       0.73

Value(e)(f)
         Initial Class                                    12/31/01            0.3       0.58(d)(x)
         Service Class                                    12/31/01            0.6       0.58(d)(x)
         Service Class II                                 12/31/01            0.9       0.58(d)(x)
Variable Insurance Products II:
Contrafund(g)(h)
         Initial Class                                    12/31/01        7,296.4       0.58
         Service Class                                    12/31/01        1,177.9       0.58
         Service Class II                                 12/31/01          136.1       0.58
Variable Insurance Products III:(g)(h)
Aggressive Growth(e)
         Initial Class                                    12/31/01            0.7       0.63(d)(x)
         Service Class                                    12/31/01            0.9       0.63(d)(x)
         Service Class II                                 12/31/01            2.9       0.63(d)(x)
Dynamic Capital Appreciation(e)
         Initial Class                                    12/31/01            0.3       0.58(d)(x)
         Service Class                                    12/31/01            0.8       0.58(d)(x)
         Service Class II                                 12/31/01            2.6       0.58(d)(x)
Growth Opportunities
         Initial Class                                    12/31/01          749.8       0.58
         Service Class                                    12/31/01          297.8       0.58
         Service Class II                                 12/31/01           36.3       0.58
 Mid Cap
         Initial Class                                    12/31/01          559.4       0.58
         Service Class                                    12/31/01          308.3       0.58
         Service Class II                                 12/31/01          126.9       0.58
Variable Insurance Products IV:(e)(g)(h)
Consumer Industries                                       12/31/01            5.7       0.00(d)(z)
Cyclical Industries                                       12/31/01            5.3       0.00(d)(z)
Financial Services                                        12/31/01           15.8       0.58(d)
Health Care                                               12/31/01           36.5       0.58(d)
Natural Resources                                         12/31/01            8.6       0.00(d)(z)
Technology                                                12/31/01           19.0       0.58(d)
Telecommunications & Utilities Growth                     12/31/01            6.3       0.00(d)(z)
Select Portfolios:(g)(h)
Air Transportation                                         2/28/02           45.9       0.58
Automotive                                                 2/28/02           18.7       0.58
 Banking                                                   2/28/02          470.8       0.58
Biotechnology                                              2/28/02        2,958.8       0.58
Brokerage and Investment Management                        2/28/02          486.0       0.58
Business Services and Outsourcing                          2/28/02           50.4       0.58
Chemicals                                                  2/28/02           49.0       0.58

Computers                                                  2/28/02        1,251.7       0.58
Construction and Housing                                   2/28/02           39.2       0.58
Consumer Industries                                        2/28/02           21.0       0.58
Cyclical Industries                                        2/28/02           14.8       0.58
Defense and Aerospace                                      2/28/02          130.0       0.58
Developing Communications                                  2/28/02          950.5       0.58
Electronics                                                2/28/02        5,117.7       0.58
  Energy                                                   2/28/02          245.1       0.58
Energy Service                                             2/28/02          611.5       0.57
Environmental                                              2/28/02           19.0       0.57
Financial Services                                         2/28/02          573.9       0.58
Food and Agriculture                                       2/28/02          113.4       0.58
    Gold                                                   2/28/02          285.1       0.58
Health Care                                                2/28/02        2,536.0       0.58
Home Finance                                               2/28/02          403.3       0.58
Industrial Equipment                                       2/28/02           27.4       0.58
Industrial Materials                                       2/28/02           27.3       0.57
Insurance                                                  2/28/02          130.6       0.58
 Leisure                                                   2/28/02          250.0       0.58
Medical Delivery                                           2/28/02          157.4       0.58
Medical Equipment and Systems                              2/28/02          125.1       0.58
Multimedia                                                 2/28/02          173.0       0.58
Natural Gas                                                2/28/02          302.0       0.57
Natural Resources                                          2/28/02           25.2       0.58
Networking and Infrastructure                              2/28/02          125.6       0.58
Paper and Forest Products                                  2/28/02           21.1       0.59
Pharmaceuticals                                            2/28/02           45.8       0.59(d)(e)
Retailing                                                  2/28/02           82.9       0.58
Software and Computer Services                             2/28/02          899.9       0.58
Technology                                                 2/28/02        2,810.6       0.58
Telecommunications                                         2/28/02          630.9       0.57
Transportation                                             2/28/02           46.8       0.58
Utilities Growth                                           2/28/02          393.4       0.58
Wireless(e)                                                2/28/02          124.1       0.58
Magellan(g)(h)                                             3/31/02       80,226.0       0.69

(a) All fund data are as of the fiscal year end noted in the chart or as of March 31, 2002, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by an
      (x).

(d)   Annualized

(e)   Less than a complete fiscal year

(f) Fidelity Management & Research Company (FMR) has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity International Investment Advisors (FIIA) with respect to the fund.

(g) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East with respect to the fund.

(h) FMR Co., Inc. (FMRC) serves as sub-advisor for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.

(x)   See note (c).

(z)   See note (c).

                                                                       Exhibit B

                                                            The Japan Fund, Inc.
                                                                       [Address]

                                                             September __, 2002

Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109

                                     Form of
                          Investment Advisory Agreement

Ladies and Gentlemen:

      The Japan Fund, Inc. (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors may divide the corporation's shares of capital stock, par value $.33 1/3 per share (the" Shares") into separate series, or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

      The Corporation, on behalf of the Fund, has selected you (also referred to as the "Investment Adviser") to act as theinvestment adviser of the Fund to render portfolio management services in the manner and on the terms set forth in this Agreement. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

      1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"), filed by the Corporation under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

(a) The Articles dated January 10, 1992, as amended to date.

(b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

      2. Portfolio Management Services. As investment adviser of the assets of the Fund, you shall provide continuing portfolio management of the assets of the Fund and use your best efforts to ensure the Fund conforms to the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers that you are required to maintain as investment adviser as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall cooperate with the Fund or such designated agent in assisting it to furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

      You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

      You shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by you, which may include brokers or dealers affiliated with you. You shall use your best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates, which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Act of 1934, as amended) to the Fund and/or the other accounts over which you or your affiliates exercise investment discretion. You are authorized to pay a broker dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities, which you and your affiliates have with respect to accounts over which they exercise investment discretion. The Directors of the Fund shall periodically review commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

      You shall furnish to the administrator of the Fund ("Administrator") or the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement on a monthly, quarterly or annual basis as requested by the Board. Upon the request of the Corporation, the Investment Adviser shall provide reasonable assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available, and the parties to this Agreement agree the Investment Adviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Fund.

      3. Administrative Services. You shall not be responsible for furnishing office space and facilities to the Fund and you shall not be responsible for rendering to the Corporation administrative services on behalf of the Fund including, but not limited to, preparing reports and notices to Fund shareholders, supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, except to the extent that such books, records and reports and other information are required to be maintained by the investment adviser of a registered investment company under the 1940 Act or the Investment Advisers Act of 1940, as amended; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation in the conduct of the Fund's business.

      4. Allocation of Charges and Expenses. During the term of this Agreement, you will pay all expenses incurred by you in connection with your portfolio management duties set forth in Section 2 of this Agreement.

      You shall not be required to pay any expenses of the Fund. In particular, but without limiting the generality of the foregoing, you shall not be responsible for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the

Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

      You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund.

      5. Investment Advisory Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in section 2 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.60 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $200 million, the fee payable for that month based on the portion of the average of such values in excess of $200 million shall be 1/12 of 0.55 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $400 million, the fee payable for that month based on the portion of the average of such values in excess of $400 million shall be 1/12 of 0.50 of 1 percent of such portion.

      The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

      6. Avoidance of Inconsistent Position; Services Not Exclusive. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in this Agreement and the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

      Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

      7. Review of Fund Documents. During the term of this Agreement, the Corporation, the Fund or the Administrator shall furnish to you at your principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to you in any way, prior to the use thereof, and the Corporation, the Administrator or any other person shall not use any such materials if you reasonably object in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's Prospectus and Registration Statement) after receipt thereof. The Corporation shall ensure that materials prepared by employees or agents of the Fund that refer to you in any way are consistent with those materials previously approved by you as referenced in the preceding sentence.

      8. Use of the Investment Adviser's Name. The parties agree that the name of the Investment Adviser, the names of any affiliates of the Investment Adviser and any derivative or logo or trademark, or trade name or service mark are the valuable property of the Investment Adviser and its affiliates. The Corporation, the Fund and agents of the Corporation and Fund shall have the right to use such names(s) derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Investment Adviser, which approval shall not be unreasonably held or delayed so long as this Agreement is in effect. For purposes of this Agreement, prior written approval will be waived provided that the materials bearing the derivatives, logos, trademarks or service marks or trade names have been submitted for review in accordance with the terms of section 7 hereof. Upon termination of the Agreement, the Corporation shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.

      9. Confidentiality. The Corporation acknowledges that the securities holdings of the Fund constitute information of value to the Investment Adviser, and agrees: (1) not to use for any purpose, other than for the Corporation or its agents to supervise or monitor the Investment Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund's holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the Administrator, the independent accountants and any other agent of the Corporation or Fund on a need-to-know basis; or (d) as otherwise agreed to by the parties in writing. Further, the Corporation agrees that information supplied by the Investment Adviser, including approved lists, internal procedures, compliance procedures and any board materials is valuable to the Investment Adviser, and the Corporation agrees not to disclose any of the information contained in such materials, except (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors of the Fund, counsel to the Board, counsel to the Fund, the Administrator, the independent accountants and any other agent of the Corporation or Fund on a need-to-know basis; or (iv) as otherwise agreed to by the parties hereto in writing.

      10. Insurance. The Investment Adviser, the Corporation and the Fund each agree to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of its respective business activities.

      11. Limitation of Liability of Investment Adviser. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent. You will not be responsible or liable for the acts or omissions of any person who is not your employee or agent.

      12. Duration and Termination of This Agreement. This Agreement shall remain in force for a period of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC interpretative release or exemptive order.

      This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 calendar days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable interpretative release or SEC exemptive order therefrom.

      14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

      This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

      This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

      If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                        Yours very truly,

                                        THE JAPAN FUND, INC.

                                        By:
                                        ------------------------------

The foregoing Agreement is hereby accepted as of the date hereof.

FIDELITY MANAGEMENT & RESEARCH COMPANY

By:
   ---------------------
Name:
Title:

                                                                       Exhibit C

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     Between

                                  FMR CO., INC.

                                       and

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT made this ___ day of September, 2002, by and between FMR Co., Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Advisor") and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor").

WHEREAS the Advisor has entered into a Management Contract with The Japan Fund, Inc. (hereinafter called the "Portfolio"), pursuant to which the Advisor is to act as investment manager and advisor to the Portfolio, and

WHEREAS the Sub-Advisor was formed for the purpose of providing investment management of equity and high income funds and advising generally with respect to equity and high income instruments.

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1. (a) The Sub-Advisor shall, subject to the supervision of the Advisor, direct the investments of all or such portion of the Portfolio's assets as the Advisor shall designate in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Advisor or Sub-Advisor. The Sub-Advisor shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities. The Sub-Advisor is authorized, in its discretion and without prior consultation with the Portfolio or the Advisor, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Portfolio's Board of Directors.

      (b) The Sub-Advisor shall also furnish such reports, evaluations, information or analyses to the Portfolio and the Advisor as the Portfolio's Board of Directors may request from time to time or as the Sub-Advisor may deem to be desirable. The Sub-Advisor shall make recommendations to the Portfolio's Board of Directors with respect to Portfolio policies, and shall carry out such policies as are adopted by the Directors. The Sub-Advisor shall, subject to review by the Board of Directors, furnish such other services as the Sub-Advisor shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Advisor.

      (c) The Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Sub-Advisor, Advisor or their affiliates exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

2. As compensation for the services to be furnished by the Sub-Advisor hereunder, the Advisor agrees to pay the Sub-Advisor a monthly fee equal to 50% of the fee (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under the Portfolio's Advisory Agreement with the

Advisor in respect of that portion of the Portfolio's assets managed by the Sub-Advisor during such month. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

3. It is understood that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Portfolio as a shareholder or otherwise.

4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Advisory Agreement with the Portfolio.

5. The Services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Portfolio.

6. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

7. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Management Contract between the Portfolio and the Advisor. This Agreement shall terminate automatically in the event of its assignment.

8. This agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       EXHIBIT D

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     Between

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

                                       and

                   FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this ____ day of September, 2002 by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS The Japan Fund, Inc. (the "Portfolio") and the Advisor have entered into a Advisory Agreement on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, securities and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Portfolio's Board of Directors.

      (c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Portfolio to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Portfolio and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio and the Advisor as the Portfolio's Board of Directors or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Advisory Agreement with the Advisor, multiplied by
      (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

      (b) Investment Management Fee: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Advisory Agreement with the Advisor, multiplied by:
      (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

      (c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Advisory Agreement.

6. Interested Persons: It is understood that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Portfolio, and that the Advisor or the Sub-Advisor may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the Advisor and the Sub-Advisor subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Advisor, the Sub-Advisor, or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       EXHIBIT E

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     between

                       FIDELITY INVESTMENTS JAPAN LIMITED

                                       and

                   FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this ____ day of September, 2002, by and between Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke, HM 19, Bermuda (hereinafter called the "Sub-Advisor"), and Fidelity Investments Japan Limited, a Japanese company with principal offices at Across Shinkawa Bldg. 8-8, Shinkawa 1-chome, Chuo-ku, Tokyo 104-0033, Japan (hereinafter called the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into an Advisory Agreement with The Japan Fund, Inc. (the "Advisory Agreement") (hereinafter called the "Portfolio"); and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in Japan and the Far East;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Japan Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio to be advised or managed by the Japan Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the Japan Sub-Advisor. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) Investment Management: If and to the extent requested by the Sub-Advisor, the Japan Sub-Advisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Japan Sub-Advisor may select. The Japan Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Portfolio's Board of Directors.

      (c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Portfolio to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Portfolio and the Advisor: The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio, the Advisor and the Sub-Advisor as the Portfolio's Board of Directors, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Japan Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Japan Sub-Advisor, the Sub-Advisor or the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Japan Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly sub-advisory fee (the "Japan Sub-Advisory Fee"). The Japan Sub-Advisory Fee shall be equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph 1(a) of this Agreement. The Japan Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect from time to time.

      (b) Investment Management Fee: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly investment management fee (the "Japan Investment Management Fee"). The Japan Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the Japan Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

            ------------------------------- -----------------------------
                                                 Annualized Fee Rate
            ------------------------------- -----------------------------
                 Average Group Assets             (For Each Level)
            ------------------------------- -----------------------------
                  $0 - $200 million                    0.30%
            ------------------------------- -----------------------------

            ------------------------ ---------------------
              $200 million -                0.25%
              $500 million
            ------------------------ ---------------------
               over $500 million            0.20%
            ------------------------ ---------------------

      , provided that in no event shall the Japan Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the Japan Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the Japan Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

      (c) Provision of Multiple Services: If the Japan Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Japan Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement, or by the Advisor under the Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Portfolio, and that the Sub-Advisor, the Advisor or the Japan Sub-Advisor may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the Sub-Advisor and the Japan Sub-Advisor subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Sub-Advisor or the Japan Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.

                                                                       EXHIBIT F

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     between

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

                                       and

                 FIDELITY MANAGEMENT & RESEARCH (Far East) INC.

AGREEMENT made this _____ day of September, 2002 by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor") and Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor").

WHEREAS The Japan Fund, Inc. and the Advisor have entered into a Advisory Agreement pursuant to which the Advisor is to act as investment advisor of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Portfolio's Board of Directors.

      (c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Portfolio to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Portfolio and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio and the Advisor as the Portfolio's Board of Directors or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

      (b) Investment Management Fee: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Advisory Agreement with the Advisor, multiplied by:
      (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

      (c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Portfolio, and that the Advisor or the Sub-Advisor may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Advisor or the Sub-Advisor may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       Exhibit G

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     Between

                 FIDELITY MANAGEMENT & RESEARCH (Far East), INC.

                                       and

                       FIDELITY INVESTMENTS JAPAN LIMITED

AGREEMENT made this ____ day of September, 2002, by and between Fidelity Management & Research (Far East), Inc., a Massachusetts corporation (the "Sub-Advisor") and Fidelity Investments Japan Limited, a Japanese corporation (the "Japan Sub-Advisor").

WHEREAS, Fidelity Management & Research Company, a Massachusetts corporation (the "Advisor") and The Japan Fund, Inc. (the "Portfolio") have entered into an Advisory Agreement pursuant to which the Advisor is to act as investment advisor of the Portfolio (the "Advisory Agreement");

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor, pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, may provide, at the Advisor's discretion, investment advice or investment management and order execution services to the Portfolio; and

WHEREAS, the Japan Sub-Advisor has personnel in Japan, and has been formed for the purpose, among others, of researching and compiling information and recommendations with respect to the economies of Japan and other Asian countries and the securities of issuers located in Japan and other Asian countries;

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the Japan Sub-Advisor hereby agree as follows:

1. Delegation of Duties: Pursuant to paragraph 1(c) of the Sub-Advisory Agreement, the Sub-Advisor hereby delegates to the Japan Sub-Advisor, and the Japan Sub-Advisor hereby accepts, responsibility for performing such investment advisory, research and management services relating to the Japanese economy and the securities of Japanese issuers (and such other Asian economies and issuers as the Sub-Advisor may request from time to time) as may be requested of the Sub-Advisor by the Advisor from time to time pursuant to the Sub-Advisory Agreements. The Japan Sub-Advisor shall pay the salaries and fees of all personnel of the Japan Sub-Advisor performing such services on behalf of the Portfolio.

      (a) Investment Advice: In connection with the performance of such services, the Japan Sub-Advisor shall furnish to the Advisor and the Sub-Advisor such factual information, research reports and investment recommendations as Advisor or the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses. All such reports, recommendations, analyses and other information may be used, transferred, assigned or sold by the Sub-Advisor, in its sole discretion, without the consent of the Japan Sub-Advisor.

      (b) Investment Management: The Japan Sub-Advisor is hereby authorized to manage such portion of the Japanese or other Asian investments of the Portfolio as the Sub-Advisor shall request from time to time. Such investment management activities shall be subject to and in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or the Advisor may impose with respect to the Portfolio by notice to the Japan Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Japan Sub-Advisor is authorized to place orders for the purchase and sale of such securities through such broker/dealers as the Japan Sub-Adviser may select in accordance with the provisions of paragraph 3 hereof. All investment management and any other activities of the Japan Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Portfolio's Board of Directors.

      (c) Subsidiaries and Affiliates: The Japan Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Japan Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Portfolio to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Portfolio, the Advisor and the Sub-Advisor:
The Japan Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio, the Advisor, and the Sub-Advisor, as the Portfolio's Board of Directors, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the Japan Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under sub-paragraph 1(b) of this Agreement, the Japan Sub-Advisor shall place orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Japan Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, the Sub-Advisor or the Japan Sub-Advisor. The Japan Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which the Japan Sub-Advisor, the Sub-Advisor of the Advisor exercise investment discretion. The Japan Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Japan Sub-Adviser determines in good faith that such amount is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Japan Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over the representative periods of time are reasonable in relation to the benefits to such Portfolio.

4. Compensation: For the services provided under subparagraph 1(a) of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 100% of the Japan Sub-Advisor's costs incurred in connection with rendering the services provided hereunder. For services provided under subparagraph 1(b) of this Agreement, the Sub-Advisor agrees to pay the Japan Sub-Advisor a monthly fee equal to 105% of the Japan Sub-Advisor's costs incurred in connection with rendering the services thereunder. The Japan Sub-Advisor's fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or the Advisor, if any, in effect in respect of any Portfolio from time to time.

5. Expenses: It is understood that the Portfolio will pay all of their expenses other than those expressly stated to be payable by the Japan Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Advisory Agreement.

6. Interested Persons: It is understood (i) that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor, the Sub-Advisor or the Japan Sub-Advisor as directors, officers or otherwise,
(ii) that directors, officers and stockholders of the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become similarly interested in the Portfolio, and (iii) that the Advisor, the Sub-Advisor or the Japan Sub-Advisor are or may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Japan Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the Japan Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with the Japan Sub-Advisor's ability to meet all of its obligations hereunder. The Japan Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor, the Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Japan Sub-Advisor, the Japan Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Liability: Notwithstanding anything in this Agreement to the contrary, it is understood that the Sub-Advisor shall remain liable to the Advisor and the Portfolio under the Sub-Advisory Agreement for the acts and omissions of Japan Sub-Advisor taken in the course of the performance of the Japan Sub-Advisor's duties hereunder to the same extent as would be the case had the Sub-Advisor performed such acts or omissions itself, provided, however, that to the extent the Sub-Advisor suffers a loss to the Advisor or the Portfolio as a result of or arising out of such acts or omissions of the Japan Sub-Advisor, the Sub-Advisor shall be entitled to seek redress against the Japan Sub-Advisor in accordance with the terms hereof.

10. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 10, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved in respect of the Portfolio at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified in respect of the Portfolio by mutual consent of the Sub-Advisor and the Japan Sub-Advisor, subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 10, the terms of any continuance or modification of this Agreement in respect of the Portfolio must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Sub-Advisor or the Japan Sub-Advisor may at any time on sixty (60) days' prior written notice to the parties to this Agreement, the Advisor and the Board of Directors of the Portfolio, terminate this Agreement in respect of the Portfolio, without payment of any penalty. The Portfolio may at any time on sixty (60) days' prior written notice to the parties to this Agreement and the Advisor, terminate this Agreement in respect of the Portfolio, without payment of any penalty, by action of the Board of Directors of the Portfolio or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested person," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       EXHIBIT H

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     between

            FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED

                                       and

                   FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this ____ day of September 2002 by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into an Advisory Agreement with The Japan Fund, Inc., (hereinafter called the "Portfolio") pursuant to which the Advisor is to act as investment advisor to the Portfolio, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Portfolio, and

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the U.K. and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the U.K. Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Portfolio advised or managed by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) Investment Advice: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) Investment Management: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or the Advisor may impose with respect to the Portfolio by notice to the U.K. Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the U.K. Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the U.K. Sub-Advisor may select. The U.K. Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the U.K. Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Portfolio's Board of Directors.

2. Information to be Provided to the Portfolio and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio, the Advisor, and the Sub-Advisor as the Portfolio's Board of Directors, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the U.K. Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the U.K. Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or U.K. Sub-Advisor. The U.K. Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the U.K. Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The U.K. Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.K. Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the U.K. Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the U.K. Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to 110% of the U.K. Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The U.K. Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

      (b) Investment Management Fee: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a monthly investment management fee (the "UK Investment Management Fee"). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Portfolio managed by the U.K. Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements ("Average Group Assets") in accordance with the following fee schedule:

            ----------------------------- ----------------------------
                                          Annualized Fee Rate
            ----------------------------- ----------------------------
            Average Group Assets          (For Each Level)
            ----------------------------- ----------------------------
            $0 - $500 million             0.30 %
            ----------------------------- ----------------------------
            $500 million - $1 billion     0.25 %
            ----------------------------- ----------------------------
            over $1 billion               0.20 %
            ----------------------------- ----------------------------

      provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Portfolio from the Advisor pursuant to the Sub-Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the U.K. Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub-advisory arrangement where a fee cap is being applied to reduce the U.K. Sub-Advisor's fee to less than the rates set forth above shall be excluded from Average Group Assets.

      (c) Provision of Multiple Services: If the U.K. Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the U.K. Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that the Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Portfolio, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September __, 2004 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the U.K. Subadvisor and the Sub-Advisor subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Advisor, the Sub-Advisor, the U.K. Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       EXHIBIT I

                                     Form of

                             SUB-ADVISORY AGREEMENT

                                     between

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

                                       and

                   FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.

AGREEMENT made this ___ day of September, 2002 by and between Fidelity Management & Research Company , a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor") and Fidelity Management & Research Company (U.K.) Inc. (hereinafter called the "Sub-Advisor").

WHEREAS The Japan Fund, Inc. (the "Portfolio") and the Advisor have entered into a Advisory Agreement pursuant to which the Advisor is to act as investment advisor of the Portfolio; and

WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Advisor and the Sub-Advisor agree as follows:

1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.

      (a) Investment Advice: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

      (b) Investment Management: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Portfolio or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Portfolio's Board of Directors.

      (c) Subsidiaries and Affiliates: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Portfolio to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Portfolio and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Portfolio and the Advisor as the Portfolio's Board of Directors or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Directors of the Portfolio shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.

      (a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.

      (b) Investment Management Fee: For services provided under subparagraph
      (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Advisory Agreement with the Advisor, multiplied by:
      (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.

      (c) Provision of Multiple Services: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Directors, officers, and shareholders of the Portfolio are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Portfolio, and that the Advisor or the Sub-Advisor may be or become interested in the Portfolio as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Portfolio.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

      (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September __, 2004, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Portfolio's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

      (b) This Agreement may be modified by mutual consent of the Advisor and the Sub-Advisor subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

      (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Directors of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

                                                                       Exhibit J

                              The Japan Fund, Inc.
                                345 Park Avenue
                            New York, New York 10154

                                                                [Effective Date]

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154

                                     Form of
                  Transitional Investment Management Agreement

Ladies and Gentlemen:

      The Japan Fund, Inc. (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors may divide the Corporation's shares of capital stock, par value $.33 1/3 per share, (the "Shares") into separate series, or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

      The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

      1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

      (a) The Articles dated January 10, 1992, as amended to date.

      (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

      (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

      The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

      2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

      You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

      You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

      3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

      4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

      You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

      You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

      5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.85 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $100 million, the fee payable for that month based on the portion of the average of such values in excess of $100 million shall be 1/12 of 0.75 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $300 million, the fee payable for that month based on the portion of the average of such values in excess of $300 million shall be 1/12 of 0.70 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $600 million, the fee payable for that month based on the portion of the average of such values in excess of $600 million shall be 1/12 of 0.65 of 1 percent of such portion over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

      The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

      You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

      6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

      Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

      7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

      8. Duration and Termination of This Agreement. This Agreement shall remain in force until September __, 2002 or such later date as may be determined by the Directors, not to exceed sixty (60) days from its effective date.

      This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 5 days' written notice to you, or by you on 5 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

      9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

      10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

      This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

      This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

      If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                        Yours very truly,

                                        THE JAPAN FUND, INC

                                        By:
                                            ------------------------------------
                                            [Name, Title]

      The foregoing Agreement is hereby accepted as of the date hereof.

                                        DEUTSCHE INVESTMENT
                                        MANAGEMENT AMERICAS INC.

                                        By:
                                            ------------------------------------
                                            [Name, Title]

                                                                       Exhibit K

                    Director Ownership of Fund Securities and
           Securities of other Scudder Funds Overseen by the Directors

------------------------------- --------------------------------- -------------------------------- ------------------------
       Name of Director            Range of Fund Shares Owned      Ranges of Shares Owned of All   Ranges of Shares Owned
                                                                     Scudder Funds Overseen by      of All Fidelity Funds
                                                                  Directors (including the Fund)    Overseen by Directors
                                                                                                    (including the Fund)
------------------------------- --------------------------------- -------------------------------- ------------------------
       Shinji Fukukawa                        None                             None                         None
------------------------------- --------------------------------- -------------------------------- ------------------------
      William L. Givens                 10,001 - $50,000                 10,001 - $50,000                   None
------------------------------- --------------------------------- -------------------------------- ------------------------
        Thomas M. Hout                 $10,001 - $50,000                 $10,001 - $50,000                  None
------------------------------- --------------------------------- -------------------------------- ------------------------
        Yasuo Kanzaki                         None                             None                         None
------------------------------- --------------------------------- -------------------------------- ------------------------
       John F. Loughran                $10,001 - $50,000                 $10,001 - $50,000                  None
------------------------------- --------------------------------- -------------------------------- ------------------------
      Yoshihiko Miyauchi                      None                             None                         None
------------------------------- --------------------------------- -------------------------------- ------------------------
       William V. Rapp                 $10,001 - $50,000                 $10,001 - $50,000                  None
------------------------------- --------------------------------- -------------------------------- ------------------------
         Takeo Shiina                         None                             None                         None
------------------------------- --------------------------------- -------------------------------- ------------------------

                                                                       Exhibit L

Investment Companies advised by DeIM that have similar investment objectives:

Name of Fund                      Net Assets as of Fiscal Year End        Advisory Fee (% of
------------                      --------------------------------     average daily net assets)
                                                                       -------------------------
Scudder Pacific Opportunities               $75,709,280                0.850% to $250 million
Fund                                                                   0.820% next $750 million
                                                                       0.800% next $1.5 billion
                                                                       0.780% next $2.5 billion
                                                                       0.750% next $2.5 billion
                                                                       0.740% next $2.5 billion
                                                                       0.730% next $2.5 billion
                                                                       0.720% over $12.5 billion

Scudder Global Discovery Fund              $508,768,768                1.100% of net assets

Scudder New Asia Fund, Inc.                 $93,220,957                1.250% to $75 million
                                                                       1.150% next $125 million
                                                                       1.100% over $200 million

                                                                       Exhibit M

                                     FORM OF

                       TRANSITIONAL SUBADVISORY AGREEMENT

      AGREEMENT made as of the ___ day of _________, 2002, between Deutsche Investment Management Americas Inc., a Delaware corporation (hereinafter called the "Manager"), and Deutsche Asset Management (Japan) Limited (hereinafter called the "Subadvisor").

                                   WITNESSETH:

      WHEREAS, The Japan Fund, Inc. (the "Fund") is a Maryland corporation registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"); and

      WHEREAS, the Manager desires to utilize the services of the Subadvisor as investment counsel with respect to certain portfolio assets of the Fund; and

      WHEREAS, the Subadvisor is willing to perform such services on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

      1. The Subadvisor's Services. The Subadvisor will serve the Manager as investment counsel with respect to the investment portfolio of The Japan Fund, Inc., which is under the management of the Manager pursuant to an Investment Management Agreement between the Manager and the Fund dated [_________, ___, 2002].

      The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the current Prospectus and Statement of Additional Information of the Fund, including amendments (the "Registration Statement"), and in accordance with the Articles of Incorporation and By-laws of the Fund, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board of Directors of the Fund and furnished to the Subadvisor, to develop, recommend and implement such investment program and strategy for the Fund as may from time to time be most appropriate to the achievement of the investment objectives of the Fund as stated in the Registration Statement, to provide research and analysis relative to the investment program and investments of the Fund, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Fund. In addition, if requested by the Manager, the Subadvisor will place orders for the purchase and sale of portfolio securities and, subject to the provisions of the following paragraph, will take reasonable steps to assure that portfolio transactions are effected at the best price and execution available. The Subadvisor will advise the Fund' custodian and the Manager on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Directors of the Fund or the Manager may reasonably request, the Subadvisor will furnish to the Manager, the Fund's officers and to each of its Directors reports on portfolio transactions and reports on assets held in the Fund, all in such detail as the Fund or the Manager may reasonably request. The Subadvisor will also inform the Manager and the Fund's officers and Directors on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund. The Subadvisor will make its officers and employees available to meet with the Manager and the Fund's officers and Directors at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the Fund in the light of the Fund's investment objectives and policies and market conditions.

      In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadvisor, bearing in mind the Fund' best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Fund may determine, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay an unaffiliated broker or dealer that provides brokerage and research services to the Subadvisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the clients of the Subadvisor for whom the Subadvisor exercises investment discretion.

      It shall be the duty of the Subadvisor to furnish to the Directors of the Fund such information as may reasonably be requested in order for such Directors to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

      In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed to be an agent of the Fund or the Manager.

      In furnishing the services under this Agreement, the Subadvisor will comply with the requirements of the 1940 Act applicable to it, and the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadvisor will immediately notify the Manager and the Fund in the event that the Subadvisor: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and

Exchange Commission or other regulatory authority. The Subadvisor will immediately forward, upon receipt, to the Manager any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund.

      2. Delivery of Documents to Subadvisor. The Manager will furnish to the Subadvisor copies of each of the following documents:

      (a) The Articles of Incorporation of the Fund as in effect on the date hereof;

      (b)   The By-laws of the Fund in effect on the date hereof;

      (c) The resolutions of the Directors approving the engagement of the Subadvisor as Subadvisor to the Fund and approving the form of this agreement;

      (d) The resolutions of the Directors selecting the Manager as investment manager to the Fund and approving the form of the Investment Management Agreement with the Fund;

      (e)   The Investment Management Agreement with the Fund;

      (f) The Code of Ethics of the Fund and of the Manager as currently in effect;

      (g) Current copies of the Fund' Prospectus and Statement of Additional Information; and

      (h) Resolutions, policies and procedures adopted by the Directors of the Fund in respect of the management or operation of the Fund.

      The Manager will furnish the Subadvisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items
(a) though (g) above will be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadvisor may continue to rely on those documents previously provided.

      During the term of this Agreement, the Manager also will furnish to the Subadvisor prior to use thereof copies of all Fund documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Subadvisor, and will not use such material if the Subadvisor reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadvisor may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadvisor prior to the document's use.

      In the event of termination of this Agreement, the Manager will continue to furnish to the Subadvisor copies of any of the above-mentioned materials that refer in any way to the Subadvisor. The Manager shall furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

      3. Delivery of Documents to the Manager. The Subadvisor has furnished the Manager with copies of each of the following documents:

      (a)   The Subadvisor's most recent balance sheet;

      (b) Separate lists of persons who the Subadvisor wishes to have authorized to give written and/or oral instructions to Custodians and the fund accounting agent of Fund assets for the Fund;

      (c)   The Code of Ethics of the Subadvisor as currently in effect; and

      (d) Any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Directors of the Fund) in assessing the Subadvisor.

      The Subadvisor will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Fund with a copy of the code of ethics, including any amendments thereto, and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request), an officer of the Subadvisor shall certify in writing to the Fund that the Subadvisor has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Subadvisor shall also certify to the Fund with respect to such other matters as may be required by Rule 17j-1. Upon the written request of the Fund, the Subadvisor shall permit Fund to examine the reports to be made by the Subadvisor under Rule 17j-1(d) and the records the Subadvisor maintains pursuant to Rule 17j-1(f).

      The Subadvisor will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadvisor will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above will be provided within 30 days of the time such materials became available to the Subadvisor.

      The Subadvisor will promptly notify the Manager of any proposed transaction or other event that could reasonably be expected to result in an "assignment" of this Agreement within the meaning of the 1940 Act. In addition, the Subadvisor will promptly complete and return to the Manager any compliance questionnaires or other inquiries submitted to the Subadvisor in writing.

      4. Other Agreements, etc. It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadvisor, any interested person of the Subadvisor, any organization in which the Subadvisor may have an interest or any organization which may have an interest in the Subadvisor, and that any such interested person or any such organization may have an interest in the Fund. It is also understood that the Subadvisor, the Manager and the Fund may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadvisor at the same time, the Subadvisor shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

      The Subadvisor may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the Fund.

      Nothing in this Agreement shall be implied to prevent the (i) Manager from engaging other Subadvisors to provide investment advice and other services in relation to portfolios of the Fund for which the Subadvisor does not provide such services, or to prevent the Manager from providing such services itself in relation to such portfolios; or (ii) the Subadvisor from providing investment advice and other services to other funds or clients.

      5. Fees, Expenses and Other Charges.

      (a) For its services hereunder, the Subadvisor shall be paid a management fee by the Manager according to the fee schedule attached hereto as Schedule A.

      (b) The Subadvisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

      6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Fund or such persons as the Manager may designate in connection with the Fund. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Fund.

      The Subadvisor will maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

      7. Representations and Covenants of the Parties. The Subadvisor hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser's Act") and neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadvisor unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Subadvisor covenants that it will carry out appropriate compliance procedures necessary to the operation of the Fund as the Subadvisor and the Manager may agree. The Subadvisor also covenants that it will manage the Fund in conformity with all applicable rules and regulations of the Securities and Exchange Commission in all material respects and so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

      8. Reports by the Subadvisor and Records of the Fund. The Subadvisor shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Fund, including information required to be disclosed in the Fund's Registration Statement, in such form as may be mutually agreed, to review the Fund and discuss the management of it. The Subadvisor shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by the Fund, the Manager or their agents at all reasonable times during normal business hours. The Subadvisor shall immediately notify and forward to both the Manager and legal counsel for the Fund any legal process served upon it on behalf of the Manager or the Fund. The Subadvisor shall promptly notify the Manager of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that would be required to be disclosed in the Fund's registration statement.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor agrees that all records it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund or the Manager any such records upon the Fund's or the Manager's request. The Subadvisor further agrees to maintain for the Fund the records the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

      9. Continuance and Termination. This Agreement shall remain in full force and effect until September __, 2002 or such later date as may be determined by the Directors, not to exceed sixty (60) days from its effective date. This Agreement may be terminated without penalty at any time by the Directors, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager or by the Subadvisor upon 5 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or upon termination of the Manager's Investment Management Agreement with the Fund. In addition, the Manager or the Fund may terminate this Agreement upon immediate notice if the Subadvisor becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

      10. Voting Rights. The Manager shall be responsible for exercising any voting rights of any securities of the Fund.

      11. Indemnification. The Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadvisor's responsibilities as portfolio manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadvisor, any of the Subadvisor's employees or representatives or any affiliate of or any person acting on behalf of the Subadvisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Fund or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Manager, the Fund or any affiliated person of the Manager or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement or (3) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadvisor's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Subadvisor and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadvisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadvisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Fund or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor, or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

      12. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund,
(a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

      For the purposes of this Agreement, the terms "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      For the purposes of this Agreement, the terms "assets", "net assets", "securities", "portfolio securities" or "investments" of the Fund shall mean, respectively, such assets, net assets, securities, portfolio securities or investments which are from time to time under the management of the Subadvisor pursuant to this Agreement.

      13. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

      If to the Manager:            Deutsche Investment Management Americas Inc.
                                    345 Park Avenue
                                    New York, NY  10154
                                    United States
                                    Attention:  General Counsel

      If to the Fund:               THE JAPAN FUND, INC.
                                    345 Park Avenue
                                    New York, NY  10154
                                    United States
                                    Attention:  Secretary

      If to the Subadvisor:         Deutsche Asset Management (Japan) Limited
                                    Sanno Park Tower
                                    2-11-1 Nagatacho, Chiyoda-ku
                                    Tokyo, Japan  100-6173
                                    Attention: Isao Sakaguchi, President

      14. Instructions. The Subadvisor is authorized to honor and act on any notice, instruction or confirmation given by the Fund or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures will be provided by the Fund or Manager from time to time.

      15. Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act.

      16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

      IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                    DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

                                    By:
                                             -----------------------------------
                                    Name:
                                    Title:

                                    DEUTSCHE ASSET MANAGEMENT (JAPAN) LIMITED

                                    By:
                                             -----------------------------------
                                    Name:
                                    Title:

    Schedule A to the Transitional Subadvisory Agreement for The Japan Fund, Inc. ("Fund") dated as of [Date] between Deutsche Investment Management Americas
 Inc. ("Manager") and Deutsche Asset Management (Japan) Limited ("Subadvisor")

                                  FEE SCHEDULE

As compensation for its services described herein, the Manager will pay to the Subadvisor, at the end of each calendar month, a sub-advisory fee computed at an annual rate of 0.280% of the average daily net assets of the Fund.

The "average daily net assets" of the Fund shall be calculated at such time or times as the Directors of may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles of Incorporation of the Fund and the Registration Statement of the Fund. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule
A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees will be prorated appropriately if Subadvisor does not perform services pursuant to this Subadvisory Agreement for a full month.

                                                                      Appendix 1

                              THE JAPAN FUND, INC.

                             AUDIT COMMITTEE CHARTER

      This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of The Japan Fund, Inc. (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Funds.

1. Organization. The Committee shall be composed of those members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.

2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

3.    Committee Purposes. The purposes of the Committee are as follows:

      (a) To oversee the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers to the Fund;

      (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) To act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

      (a) To recommend the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to evaluate the terms of such engagement, and to evaluate the independence of such auditors, including whether the auditors provide any services to the Fund's investment adviser and its affiliates, and to receive the auditor's specific representations as to its independence;

      (b) To meet with the Fund's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Fund and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the stockholders of the Fund;

      (c) To meet regularly with the chief financial and accounting officers of the Fund to discuss any matters addressed herein that the Committee believes should be raised with said officers;

      (d) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures or internal accounting controls;

      (e) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

      (f) To perform such additional functions as may be required under rules and regulations promulgated by the Securities and Exchange Commission.

5. Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Fund.

6. Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board of Directors.


[Approved: April 25, 2002]
Last amended: April 26, 2001

                                                                      Appendix 2

------------------------ --------------------------------- ------------------------ -----------------
Title of Class           Name and Address of Beneficial    Amount and Nature of     Percent of Class
                         Owner                             Beneficial Ownership
------------------------ --------------------------------- ------------------------ -----------------
Class S                  Charles Schwab                    8,426,295 shares         17.60% of Class
                         101 Montgomery Street                                      S
                         San Francisco, CA 94101
------------------------ --------------------------------- ------------------------ -----------------
Class A                  Bear Stearns Securities           137,491 shares (for      73.50% of Class
                         245 Park Avenue                   the benefit of           A
                         New York, NY 10167                customers)
------------------------ --------------------------------- ------------------------ -----------------
Class A                  Merrill, Lynch, Pierce, Fenner    13,438 shares (for the   7.18% of Class A
                         & Smith                           benefit of customers)
                         4800 Deer Lake Drive
                         Jacksonville, FL 32246
------------------------ --------------------------------- ------------------------ -----------------
Class B                  National Financial Services       1,849 shares (for the    6.96% of Class B
                         Corp.                             benefit of customers)
                         200 Liberty Street
                         New York, NY 10281
------------------------ --------------------------------- ------------------------ -----------------
Class B                  Scudder Trust Company             1,449 shares             5.45% of Class B
                         P.O. Box 957                      (custodian for John D.
                         Salem, NH 03079                   White, IRA)
------------------------ --------------------------------- ------------------------ -----------------
Class B                  Zurich Scudder Investments        1,505 shares (for the    5.67% of Class B
                         345 Park Avenue                   benefit of Jeffrey and
                         New York, NY 10154                Susan Schroeder)
------------------------ --------------------------------- ------------------------ -----------------
Class B                  Southwest Securities              7,027 shares (for the    26.45% of Class
                         P.O. Box 509002                   benefit of customers)    B
                         Dallas, TX 72520
------------------------ --------------------------------- ------------------------ -----------------
Class B                  LINSCO/Private Ledger Corp.       2,021 shares             7.61% of Class B
                         9785 Towne Center Drive
                         San Diego, CA 92121
------------------------ --------------------------------- ------------------------ -----------------
Class B                  Cosmetic Car Care, Inc.           2,165 shares             8.15% of Class B
                         Retirement Trust
                         300 South El Camino Real
                         Suite 207
                         San Clemente, CA 92672
------------------------ --------------------------------- ------------------------ -----------------

                              The Japan Fund, Inc.

                              The Japan Fund, Inc.
                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, AUGUST 27, 2002

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Vicky Cotugno, John Munch and Donna Rafa, each with full power of substitution, as my proxies to vote all shares (the "Shares") of The Japan Fund, Inc. (the "Fund"), as indicated below, that I am entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held in the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 on Tuesday, August 27, 2002, at 3:30 p.m. Eastern Standard Time, and any adjournments or postponements thereof (the "Meeting"). All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" EACH PROPOSAL TO:

PROPOSAL 1.                To approve a new investment advisory agreement for
                           the Fund with FMR Management & Research Company
                           ("FMR").

                           ____For  ____Against      ____Abstain

PROPOSAL 2.                To approve the new subadvisory agreements with
                           certain FMR affiliates, conditioned upon the approval of Proposal 1.

                           ____For  ____Against      ____Abstain

PROPOSAL 3.                To approve a transitional investment management
                           agreement between the Fund and Deutsche Investment
                           Management Americas Inc. ("DeIM"), and a transitional subadvisory agreement between DeIM and Deutsche Asset
                           Management (Japan) Limited.

                           ____For  ____Against      ____Abstain

PROPOSAL 4.                The election of Directors.
                           Nominees: William L. Givens, Shinji Fukukawa, Thomas
                           M. Hout, Yasuo Kanzaki, John F. Loughran, Yoshihiko
                           Miyauchi, William L. Rapp, Takeo Shiina

                           ____ For all nominees        ____ Withhold authority
                           listed above (except as      to vote for all nominees
                           marked to the contrary       listed below.
                           below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

 ------------------------------------------------------------------------------

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2002
      -----------------
                                        --------------------------------
                                        Signature of Shareholder

                                        --------------------------------
                                        Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

      Telephone and Internet Instructions:
      To vote by telephone:
      1)    Read the proxy statement and have this proxy card at hand
      2)    Call 1-800-xxx-xxxx
      3) Enter the 12-digit control number set forth below and follow the simple instructions

      To    vote by Internet:
      1)    Read the proxy statement and have this proxy card at hand
      2)    Go the website www.proxyvote.com
      3)    Enter the 12 digit control number set forth below and follow the simple instructions
      Control number: xxxxxxxxxx